UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s PGIM Jennison Focused Growth Fund, PGIM Quant Solutions Large-Cap Value Fund and PGIM Strategic Bond Fund)

Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2023

Date of reporting period:	2/28/2023

Item 1 – Reports to Stockholders

PGIM JENNISON FOCUSED GROWTH FUND

ANNUAL REPORT

FEBRUARY 28, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Focused Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2023.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, government stimulus, and Russia’s invasion of Ukraine.

With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

Stocks fell sharply for most of the period as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying in recent months on optimism that the Fed might slow the pace of future rate hikes, equities declined globally over the entire period, including stocks in the US, international developed markets, and emerging markets.

While bond markets have also rallied recently, rising rates and economic uncertainty drove fixed income prices broadly lower during the period. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Growth Fund

April 14, 2023

PGIM Jennison Focused Growth Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/23
	One Year (%)	Five Years (%)	Ten Years (%)

Class A

(with sales charges)	-25.36	5.63	11.83

(without sales charges)	-21.02	6.83	12.46

Class C

(with sales charges)	-22.40	6.02	11.61

(without sales charges)	-21.62	6.02	11.61

Class Z

(without sales charges)	-20.78	7.15	12.78

Class R6

(without sales charges)	-20.72	7.23	12.81

Russell 1000® Growth Index

	-13.34	11.54	14.26

S&P 500 Index

	-7.68	9.82	12.24

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2013) and the account values at the end of the current fiscal year (February 28, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Focused Growth Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 2/28/23

Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	8.4%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	7.6%

Apple, Inc.	Technology Hardware, Storage & Peripherals	6.7%

Amazon.com, Inc.	Internet & Direct Marketing Retail	6.2%

Mastercard, Inc. (Class A Stock)	IT Services	5.6%

LVMH Moet Hennessy Louis Vuitton SE (France)	Textiles, Apparel & Luxury Goods	5.4%

Tesla, Inc.	Automobiles	4.8%

MercadoLibre, Inc. (Brazil)	Internet & Direct Marketing Retail	4.6%

Costco Wholesale Corp.	Food & Staples Retailing	4.1%

Novo Nordisk A/S (Denmark), ADR	Pharmaceuticals	3.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Focused Growth Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Focused Growth Fund’s Class Z shares returned –20.78% in the 12-month reporting period that ended February 28, 2023, underperforming the –13.34% return of the Russell 1000® Growth Index (the Index).

What were the market conditions?

●	The investment backdrop proved particularly challenging during the reporting period, marked by elevated uncertainty and volatility.

●

Persistent high inflation, resulting from the accommodative policies enacted in response to the COVID-19 pandemic, brought about a sharp reversal in monetary policy globally and an unusually abrupt tightening of financial conditions.

●	For equity markets, tighter monetary policy led to a repricing of risk, which weighed heavily on higher-valuation, higher-growth stocks.

●	These pressures persisted throughout the period, exacerbated by Russia’s war in Ukraine and COVID-19 lockdowns in China, leading to widespread concerns regarding global growth.

What worked?

●

In healthcare, positions in pharmaceutical companies, Eli Lilly and Company and Novo Nordisk A/S, healthcare plan provider UnitedHealth Group Inc., and medical diagnostics and research equipment maker Danaher Corp. added value, benefiting, in part, from the relative defensiveness of the healthcare sector. In the case of Eli Lily and Novo Nordisk, the successful launch of diabetes drugs that also proved effective in the treatment of obesity in clinical trials led to higher growth expectations.

●

In semiconductors and semiconductor equipment, Nvidia Corp., ASML Holding N.V.,and Advanced Micro Devices, Inc. rebounded strongly on the back of growing expectations of improving demand and accelerating innovation in artificial intelligence (AI) and machine learning.

●	Luxury leader LVMH continued to post strong growth and profitability, despite widespread concerns regarding the sustainability of robust consumer spending levels.

●

Adjustments to the Fund early and throughout the period included reductions in, or the elimination of, positions in companies with minimal free cash flows. That said, secular growth remains the driving force behind the Fund’s holdings.

What didn’t work?

●

Following a period of significant outperformance, electric car maker Tesla Inc. became the top detractor from the Fund’s performance, relative to the Index, during the reporting period due to disappointments related to deliveries, supply-chain issues in China, and investor concerns regarding CEO Elon Musk’s acquisition of Twitter. Jennison Associates lowered its estimates to reflect these developments, which, along

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with elevated uncertainty broadly, led to a reduction in the Fund’s position in Tesla. Jennison continues to hold the stock, which recovered somewhat toward the end of the reporting period, on the back of encouraging quarterly results.

●

Visual messaging company Snap Inc. also detracted from performance as revenue disappointed due to a broad-based advertising slowdown and a greater-than-expected impact from Apple’s privacy changes. The Fund exited the stock (during the reporting period) in the expectation that the resolution of these challenges could take time.

●

As a group, software stocks also weighed on the Fund’s relative returns as the slowing economy led to longer sales cycles, postponed investments, and lower anticipated revenue growth. The Fund reduced exposure to this space (during the reporting period).

Current outlook

●

It has been nearly 17 months since the Fed announced its policy-tightening plans, and the market has adjusted to the new reality through sharply higher interest rates, lower growth expectations, and significantly lower stock prices and valuations.

●

Jennison’s positive multi-year view on the Fund’s holdings incorporates the challenges that may continue to pressure the market in the short term. The Fund’s holdings have, in Jennison’s view, competitive advantages likely to generate durable growth over the investment time horizon. While the Fund’s holdings are not immune to market uncertainty, Jennison believes their absolute and relative rates of profit growth should prove resilient in the current environment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Focused Growth Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Growth Fund		Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$ 969.40	1.05%	$5.13
	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26
Class C	Actual	$1,000.00	$ 965.90	1.78%	$8.68
	Hypothetical	$1,000.00	$1,015.97	1.78%	$8.90
Class Z	Actual	$1,000.00	$ 970.30	0.75%	$3.66
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76
Class R6	Actual	$1,000.00	$ 971.00	0.67%	$3.27
	Hypothetical	$1,000.00	$1,021.47	0.67%	$3.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2023, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Focused Growth Fund    11

Schedule of Investments

as of February 28, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS 97.4%

Auto Components 0.9%

Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	249,931	$9,874,774

Automobiles 4.8%

Tesla, Inc.*(a)	259,365	53,353,974

Biotechnology 1.6%

Vertex Pharmaceuticals, Inc.*	63,351	18,390,162

Entertainment 2.4%

Netflix, Inc.*	83,018	26,742,588

Food & Staples Retailing 4.1%

Costco Wholesale Corp.(a)	93,413	45,228,706

Health Care Equipment & Supplies 1.1%

Dexcom, Inc.*(a)	107,322	11,913,815

Health Care Providers & Services 3.2%

UnitedHealth Group, Inc.	74,275	35,350,443

Hotels, Restaurants & Leisure 1.3%

Airbnb, Inc. (Class A Stock)*	119,749	14,762,657

Interactive Media & Services 3.9%

Alphabet, Inc. (Class A Stock)*	244,121	21,985,537

Alphabet, Inc. (Class C Stock)*	242,314	21,880,954

		43,866,491

Internet & Direct Marketing Retail 10.8%

Amazon.com, Inc.*(a)	729,217	68,714,118
MercadoLibre, Inc. (Brazil)*	41,675	50,843,500

		119,557,618

IT Services 7.8%

Adyen NV (Netherlands), 144A*	8,456	11,985,789

Mastercard, Inc. (Class A Stock)	174,459	61,983,538

Snowflake, Inc. (Class A Stock)*(a)	79,352	12,250,362

		86,219,689

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    13

Schedule of Investments  (continued)

as of February 28, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services 2.8%

Lonza Group AG (Switzerland)	17,957	$10,695,938

Thermo Fisher Scientific, Inc.	36,783	19,927,558

		30,623,496

Personal Products 2.3%

L’Oreal SA (France)	65,119	25,739,779

Pharmaceuticals 6.9%

Eli Lilly & Co.	108,728	33,838,328

Novo Nordisk A/S (Denmark), ADR	307,178	43,309,026

		77,147,354

Semiconductors & Semiconductor Equipment 12.0%

Advanced Micro Devices, Inc.*	146,093	11,479,988

ASML Holding NV (Netherlands)	61,225	37,820,519

NVIDIA Corp.(a)	362,509	84,160,090

		133,460,597

Software 12.5%

Cadence Design Systems, Inc.*	138,438	26,710,228

Crowdstrike Holdings, Inc. (Class A Stock)*	61,346	7,403,849

Microsoft Corp.	372,914	93,012,210

Palo Alto Networks, Inc.*(a)	60,182	11,336,483

		138,462,770

Technology Hardware, Storage & Peripherals 6.7%

Apple, Inc.	502,948	74,139,565

Textiles, Apparel & Luxury Goods 9.5%

Lululemon Athletica, Inc.*	94,497	29,218,472

LVMH Moet Hennessy Louis Vuitton SE (France)	72,418	60,203,056

NIKE, Inc. (Class B Stock)	138,695	16,475,579

		105,897,107

Wireless Telecommunication Services 2.8%

T-Mobile US, Inc.*	219,878	31,262,254

TOTAL COMMON STOCKS (cost $797,728,447)		1,081,993,839

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCK 1.4%

Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)* (cost $12,603,010)	128,844	$15,527,546

TOTAL LONG-TERM INVESTMENTS (cost $810,331,457)		1,097,521,385

SHORT-TERM INVESTMENTS 6.6%

AFFILIATED MUTUAL FUND 5.3%
PGIM Institutional Money Market Fund (cost $58,299,653; includes $ 58,015,738 of cash collateral for securities on loan)(b)(we)	58,342,880	58,325,378

UNAFFILIATED FUND 1.3%
Dreyfus Government Cash Management (Institutional Shares) (cost $14,573,004)	14,573,004	14,573,004

TOTAL SHORT-TERM INVESTMENTS (cost $72,872,657)		72,898,382

TOTAL INVESTMENTS 105.4% (cost $883,204,114)		1,170,419,767

Liabilities in excess of other assets (5.4)%		(60,188,982)

NET ASSETS 100.0%		$1,110,230,785

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,685,189; cash collateral of $58,015,738 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    15

Schedule of Investments  (continued)

as of February 28, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Auto Components	$9,874,774	$—	$—
Automobiles	53,353,974	—	—
Biotechnology	18,390,162	—	—
Entertainment	26,742,588	—	—
Food & Staples Retailing	45,228,706	—	—
Health Care Equipment & Supplies	11,913,815	—	—
Health Care Providers & Services	35,350,443	—	—
Hotels, Restaurants & Leisure	14,762,657	—	—
Interactive Media & Services	43,866,491	—	—
Internet & Direct Marketing Retail	119,557,618	—	—
IT Services	74,233,900	11,985,789	—
Life Sciences Tools & Services	19,927,558	10,695,938	—
Personal Products	—	25,739,779	—
Pharmaceuticals	77,147,354	—	—
Semiconductors & Semiconductor Equipment	133,460,597	—	—
Software	138,462,770	—	—
Technology Hardware, Storage & Peripherals	74,139,565	—	—
Textiles, Apparel & Luxury Goods	45,694,051	60,203,056	—
Wireless Telecommunication Services	31,262,254	—	—
Preferred Stock
Automobiles	—	15,527,546	—
Short-Term Investments
Affiliated Mutual Fund	58,325,378	—	—
Unaffiliated Fund	14,573,004	—	—

Total	$1,046,267,659	$124,152,108	$—

See Notes to Financial Statements.

16

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2023 were as follows:

Software	12.5%
Semiconductors & Semiconductor Equipment	12.0
Internet & Direct Marketing Retail	10.8
Textiles, Apparel & Luxury Goods	9.5
IT Services	7.8
Pharmaceuticals	6.9
Technology Hardware, Storage & Peripherals	6.7
Automobiles	6.2
Affiliated Mutual Fund (5.2% represents investments purchased with collateral from securities on loan)	5.3
Food & Staples Retailing	4.1
Interactive Media & Services	3.9
Health Care Providers & Services	3.2
Wireless Telecommunication Services	2.8

Life Sciences Tools & Services	2.8%
Entertainment	2.4
Personal Products	2.3
Biotechnology	1.6
Hotels, Restaurants & Leisure	1.3
Unaffiliated Fund	1.3
Health Care Equipment & Supplies	1.1
Auto Components	0.9

105.4
Liabilities in excess of other assets	(5.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$56,685,189	$(56,685,189)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    17

Statement of Assets and Liabilities

as of February 28, 2023

Assets

Investments at value, including securities on loan of $56,685,189:
Unaffiliated investments (cost $824,904,461)	$1,112,094,389
Affiliated investments (cost $58,299,653)	58,325,378
Cash	100,540
Receivable for Fund shares sold	1,305,699
Dividends receivable	468,011
Tax reclaim receivable	169,134
Prepaid expenses	43,183

Total Assets	1,172,506,334

Liabilities

Payable to broker for collateral for securities on loan	58,015,738
Payable for Fund shares purchased	2,828,658
Management fee payable	620,760
Accrued expenses and other liabilities	492,206
Distribution fee payable	173,673
Affiliated transfer agent fee payable	140,521
Trustees’ fees payable	3,993

Total Liabilities	62,275,549

Net Assets	$1,110,230,785

Net assets were comprised of:
Shares of beneficial interest, at par	$ 74,716
Paid-in capital in excess of par	1,152,290,095
Total distributable earnings (loss)	(42,134,026)

Net assets, February 28, 2023	$1,110,230,785

See Notes to Financial Statements.

18

Class A

Net asset value and redemption price per share, ($739,491,568 ÷ 50,712,449 shares of beneficial interest issued and outstanding)	$14.58
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.43

Class C

Net asset value, offering price and redemption price per share, ($36,390,739 ÷ 3,569,981 shares of beneficial interest issued and outstanding)	$10.19

Class Z

Net asset value, offering price and redemption price per share, ($232,765,003 ÷ 14,233,210 shares of beneficial interest issued and outstanding)	$16.35

Class R6
Net asset value, offering price and redemption price per share, ($101,583,475 ÷ 6,200,325 shares of beneficial interest issued and outstanding)	$16.38

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    19

Statement of Operations

Year Ended February 28, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $284,891 foreign withholding tax)	$6,805,571
Income from securities lending, net (including affiliated income of $95,089)	95,508

Total income	6,901,079

Expenses
Management fee	8,913,954
Distribution fee(a)	2,925,514
Transfer agent’s fees and expenses (including affiliated expense of $722,936)(a)	1,592,562
Shareholders’ reports	149,603
Custodian and accounting fees	112,538
Registration fees(a)	69,284
Professional fees	62,849
Trustees’ fees	24,229
Audit fee	24,000
SEC registration fees	3,616
Miscellaneous	58,549

Total expenses	13,936,698
Less: Fee waiver and/or expense reimbursement(a)	(621,380)
Distribution fee waiver(a)	(414,708)

Net expenses	12,900,610

Net investment income (loss)	(5,999,531)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $40,775)	(208,291,534)
Foreign currency transactions	(25,427)

(208,316,961)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $26,508)	(161,973,021)
Foreign currencies	(4,525)

(161,977,546)

Net gain (loss) on investment and foreign currency transactions	(370,294,507)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(376,294,038)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2,488,245	437,269	—	—
Transfer agent’s fees and expenses	1,171,244	61,724	357,366	2,228
Registration fees	18,784	13,471	19,964	17,065
Fee waiver and/or expense reimbursement	(339,709)	(38,977)	(190,670)	(52,024)
Distribution fee waiver	(414,708)	—	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended February 28,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(5,999,531)	$(10,777,301)
Net realized gain (loss) on investment and foreign currency transactions	(208,316,961)	(23,232,082)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(161,977,546)	(314,689,640)

Net increase (decrease) in net assets resulting from operations	(376,294,038)	(348,699,023)

Dividends and Distributions
Distributions from distributable earnings
Class A	—	(69,905,533)
Class C	—	(10,492,498)
Class Z	—	(69,936,125)
Class R6	—	(24,598,404)

	—	(174,932,560)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	127,286,266	315,674,446
Net asset value of shares issued in reinvestment of dividends and distributions	—	165,611,664
Net asset value of shares issued in merger	—	1,090,237,618
Cost of shares purchased	(476,548,695)	(488,250,524)

Net increase (decrease) in net assets from Fund share transactions	(349,262,429)	1,083,273,204

Total increase (decrease)	(725,556,467)	559,641,621

Net Assets:

Beginning of year	1,835,787,252	1,276,145,631

End of year	$1,110,230,785	$1,835,787,252

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    21

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.46	$24.34	$15.84	$14.91	$15.46
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.20)	(0.18)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.80)	(2.10)	10.85	1.97	1.01
Total from investment operations	(3.88)	(2.30)	10.67	1.86	0.93
Less Dividends and Distributions:
Distributions from net realized gains	-	(3.58)	(2.17)	(0.93)	(1.48)
Net asset value, end of year	$14.58	$18.46	$24.34	$15.84	$14.91
Total Return(b):	(21.02)%	(12.51)%	67.82%	12.47%	6.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$739,492	$1,078,256	$485,590	$292,554	$245,528
Average net assets (000)	$829,415	$653,573	$393,844	$283,060	$234,841
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.07%	1.10%	1.15%
Expenses before waivers and/or expense reimbursement	1.14%	1.14%	1.15%	1.19%	1.27%
Net investment income (loss)	(0.53)%	(0.86)%	(0.84)%	(0.66)%	(0.52)%
Portfolio turnover rate(d)	49%	67%	74%	72%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class C Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.00	$18.25	$12.29	$11.84	$12.67
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.28)	(0.25)	(0.17)	(0.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.68)	(1.39)	8.38	1.55	0.80
Total from investment operations	(2.81)	(1.67)	8.13	1.38	0.65
Less Dividends and Distributions:
Distributions from net realized gains	-	(3.58)	(2.17)	(0.93)	(1.48)
Net asset value, end of year	$10.19	$13.00	$18.25	$12.29	$11.84
Total Return(b):	(21.62)%	(13.27)%	66.59%	11.73%	5.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,391	$60,205	$59,185	$39,542	$66,687
Average net assets (000)	$43,727	$60,666	$51,793	$44,576	$60,750
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.78%	1.79%	1.79%	1.82%	1.89%
Expenses before waivers and/or expense reimbursement	1.87%	1.82%	1.82%	1.86%	1.95%
Net investment income (loss)	(1.26)%	(1.61)%	(1.56)%	(1.39)%	(1.26)%
Portfolio turnover rate(d)	49%	67%	74%	72%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    23

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.64	$26.76	$17.23	$16.09	$16.52
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.15)	(0.12)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.25)	(2.39)	11.82	2.12	1.08
Total from investment operations	(4.29)	(2.54)	11.70	2.07	1.05
Less Dividends and Distributions:
Distributions from net realized gains	-	(3.58)	(2.17)	(0.93)	(1.48)
Net asset value, end of year	$16.35	$20.64	$26.76	$17.23	$16.09
Total Return(b):	(20.78)%	(12.27)%	68.34%	12.87%	6.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$232,765	$538,780	$593,796	$316,686	$278,810
Average net assets (000)	$347,807	$587,500	$453,422	$311,632	$227,690
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.75%	0.82%
Expenses before waivers and/or expense reimbursement	0.80%	0.81%	0.81%	0.83%	0.90%
Net investment income (loss)	(0.24)%	(0.56)%	(0.52)%	(0.31)%	(0.21)%
Portfolio turnover rate(d)	49%	67%	74%	72%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R6 Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.66	$26.76	$17.21	$16.07	$16.49
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.13)	(0.11)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.25)	(2.39)	11.83	2.11	1.08
Total from investment operations	(4.28)	(2.52)	11.72	2.07	1.06
Less Dividends and Distributions:
Distributions from net realized gains	-	(3.58)	(2.17)	(0.93)	(1.48)
Net asset value, end of year	$16.38	$20.66	$26.76	$17.21	$16.07
Total Return(b):	(20.72)%	(12.19)%	68.44%	13.01%	7.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$101,583	$158,547	$137,574	$22,843	$18,222
Average net assets (000)	$119,659	$180,823	$58,252	$21,320	$11,478
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.67%	0.67%	0.67%	0.67%	0.73%
Expenses before waivers and/or expense reimbursement	0.71%	0.71%	0.75%	0.78%	0.86%
Net investment income (loss)	(0.15)%	(0.48)%	(0.46)%	(0.23)%	(0.13)%
Portfolio turnover rate(d)	49%	67%	74%	72%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    25

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Focused Growth Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

26

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison Focused Growth Fund    27

Notes to Financial Statements  (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

28

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

PGIM Jennison Focused Growth Fund    29

Notes to Financial Statements  (continued)

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

30

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 28, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.67% up to $1 billion of average daily net assets;	0.66%
0.65% from $1 billion to $3 billion of average daily net assets;
0.63% from $3 billion to $5 billion of average daily net assets;
0.62% from $5 billion to $10 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

The Manager has contractually agreed, through June 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.05%

C	1.78

Z	0.75

R6	0.67

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

PGIM Jennison Focused Growth Fund    31

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class.PIMS has contractually agreed through June 30, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended February 28, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$309,372	$5,197
C	—	2,211

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Money Market Fund. In addition to the realized and unrealized gains on investments in the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

32

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 28, 2023, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 28, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$645,861,848	$976,108,630

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)

$13,333,425	$899,160,079	$854,235,409	$26,508	$40,775	$58,325,378	58,342,880	$95,089(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended February 28, 2023, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $7,161,672 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended February 28, 2023, there were no distributions paid by the Fund. For the year ended February 28, 2022, the tax character of dividends paid by the Fund were $44,254,007 of ordinary income and $130,678,553 of long-term capital gains.

PGIM Jennison Focused Growth Fund    33

Notes to Financial Statements (continued)

As of February 28, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$885,778,977	$318,736,609	$(34,095,819)	$284,640,790

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2023 of approximately $325,972,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat certain late-year ordinary income losses of approximately $794,000 as having been incurred in the following fiscal year (February 29, 2024).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

34

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 28, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	54,562	0.4%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	3	36.6

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended February 28, 2023:
Shares sold	1,694,730	$ 25,857,514
Shares purchased	(9,390,132)	(141,397,915)
Net increase (decrease) in shares outstanding before conversion	(7,695,402)	(115,540,401)
Shares issued upon conversion from other share class(es)	344,337	5,347,037
Shares purchased upon conversion into other share class(es)	(357,966)	(5,495,018)
Net increase (decrease) in shares outstanding	(7,709,031)	$(115,688,382)

Year ended February 28, 2022:
Shares sold	2,259,097	$ 53,439,793
Shares issued in reinvestment of dividends and distributions	2,901,455	67,603,891
Shares issued in merger	38,251,389	875,956,816
Shares purchased	(4,953,296)	(110,464,194)
Net increase (decrease) in shares outstanding before conversion	38,458,645	886,536,306
Shares issued upon conversion from other share class(es)	300,796	6,999,328
Shares purchased upon conversion into other share class(es)	(288,368)	(6,692,279)
Net increase (decrease) in shares outstanding	38,471,073	$ 886,843,355

PGIM Jennison Focused Growth Fund    35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class C
Year ended February 28, 2023:
Shares sold	472,729	$5,017,638
Shares purchased	(1,117,471)	(11,564,186)
Net increase (decrease) in shares outstanding before conversion	(644,742)	(6,546,548)
Shares purchased upon conversion into other share class(es)	(417,696)	(4,508,235)
Net increase (decrease) in shares outstanding	(1,062,438)	$(11,054,783)

Year ended February 28, 2022:
Shares sold	467,689	$8,185,945
Shares issued in reinvestment of dividends and distributions	559,568	9,204,899
Shares issued in merger	1,616,680	26,141,722
Shares purchased	(840,456)	(13,807,263)
Net increase (decrease) in shares outstanding before conversion	1,803,481	29,725,303
Shares purchased upon conversion into other share class(es)	(414,889)	(7,006,484)
Net increase (decrease) in shares outstanding	1,388,592	$22,718,819

Class Z
Year ended February 28, 2023:
Shares sold	3,936,301	$68,091,520
Shares purchased	(16,070,979)	(269,642,706)
Net increase (decrease) in shares outstanding before conversion	(12,134,678)	(201,551,186)
Shares issued upon conversion from other share class(es)	345,322	5,923,805
Shares purchased upon conversion into other share class(es)	(86,376)	(1,537,926)
Net increase (decrease) in shares outstanding	(11,875,732)	$(197,165,307)

Year ended February 28, 2022:
Shares sold	6,318,221	$162,343,871
Shares issued in reinvestment of dividends and distributions	2,465,866	64,211,153
Shares issued in merger	6,914,600	176,944,604
Shares purchased	(11,488,770)	(291,740,583)
Net increase (decrease) in shares outstanding before conversion	4,209,917	111,759,045
Shares issued upon conversion from other share class(es)	291,746	7,567,460
Shares purchased upon conversion into other share class(es)	(579,223)	(15,009,866)
Net increase (decrease) in shares outstanding	3,922,440	$104,316,639

36

Share Class	Shares	Amount

Class R6
Year ended February 28, 2023:
Shares sold	1,652,860	$28,319,594
Shares purchased	(3,142,528)	(53,943,888)
Net increase (decrease) in shares outstanding before conversion	(1,489,668)	(25,624,294)
Shares issued upon conversion from other share class(es)	17,891	316,901
Shares purchased upon conversion into other share class(es)	(2,804)	(46,564)
Net increase (decrease) in shares outstanding	(1,474,581)	$(25,353,957)

Year ended February 28, 2022:
Shares sold	3,458,606	$91,704,837
Shares issued in reinvestment of dividends and distributions	943,658	24,591,721
Shares issued in merger	437,163	11,194,476
Shares purchased	(2,853,476)	(72,238,484)
Net increase (decrease) in shares outstanding before conversion	1,985,951	55,252,550
Shares issued upon conversion from other share class(es)	548,912	14,144,366
Shares purchased upon conversion into other share class(es)	(101)	(2,525)
Net increase (decrease) in shares outstanding	2,534,762	$69,394,391

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

PGIM Jennison Focused Growth Fund    37

Notes to Financial Statements (continued)

The Fund utilized the SCA during the year ended February 28, 2023. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $4,624,600, borrowed at a weighted average interest rate of 4.89%. The maximum loan outstanding amount during the period was $10,407,000. At February 28, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly

38

available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings (“IPOs”) Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially

PGIM Jennison Focused Growth Fund    39

Notes to Financial Statements (continued)

lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain

40

securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small or large-capitalization companies.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Preferred Securities Risk: Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. A redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be

PGIM Jennison Focused Growth Fund    41

Notes to Financial Statements  (continued)

less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred security to lose substantial value. Preferred securities also may have substantially lower trading volumes and less market depth than many other securities, such as common stock or U.S. Government securities.

10.	Reorganization

On December 9, 2020, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM Jennison 20/20 Focus Fund (“Merged Fund”) for shares of PGIM Jennison Focused Growth Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Fund by the Acquiring Fund. Shareholders approved the Plan at a meeting on September 14, 2021 and the reorganization took place at the close of business on December 10, 2021.

On the reorganization date, the Merged Fund had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM Jennison 20/20 Focus Fund	$1,086,288,723	$847,993,281

The purpose of the transaction was to combine two funds with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on December 10, 2021:

Merged Fund		Class	Shares

PGIM Jennison 20/20 Focus Fund		A	64,068,249

		C	5,488,730

		R*	4,459,680

		Z	11,134,124
		R6	692,500

Acquiring Fund	Class	Shares	Value

PGIM Jennison Focused Growth Fund	A	38,251,389	$875,956,816

	C	1,616,680	26,141,722

	Z	6,914,600	176,944,604
	R6	437,113	11,194,476

*	Class R shares were converted to Class A shares in the reorganization.

42

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund	Class	Unrealized Appreciation (Depreciation) on Investments	Net Assets

PGIM Jennison 20/20 Focus Fund	A	$180,113,683	$824,968,399

	C	5,702,782	26,141,722

	R	11,122,958	50,988,417

	Z	38,883,573	176,944,604
	R6	2,472,446	11,194,476

Acquiring Fund		Class	Net Assets

PGIM Jennison Focused Growth Fund		A	$512,695,115

		C	56,736,976

		Z	552,998,607
		R6	200,023,881

Assuming the acquisition had been completed on March 1, 2021, the Acquiring Fund’s unaudited pro forma results of operations for the year ended February 28, 2022 would have been as follows:

Acquiring Fund	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
PGIM Jennison Focused Growth Fund	$(11,151,324)	$(370,576,329)	$(381,727,653)

(a)

Net investment income as reported in the Statement of Operations (year ended February 28, 2022) of the Acquiring Fund, plus net investment loss from the Merged Fund pre-merger as follows: PGIM Jennison 20/20 Focus Fund $(374,023).

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (year ended February 28, 2022) of the Acquiring Fund, plus net realized and unrealized loss on investments from the Merged Fund pre-merger as follows: PGIM Jennison 20/20 Focus Fund $(32,654,607).

Since both the Merged Fund and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment funds had been managed as a single integrated fund since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Fund that have been included in the Acquiring Fund’s Statement of Operations since December 10, 2021.

PGIM Jennison Focused Growth Fund    43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Jennison Focused Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Focused Growth Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the three years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	Chief Executive Officer (CEO) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Focused Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019-March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

PGIM Jennison Focused Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

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Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Focused Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBMANAGER	PGIM, Inc.	655 Broad Street Newark, NJ 07102
SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Focused Growth Fund PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED GROWTH FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SPFAX	SPFCX	SPFZX	PSGQX

CUSIP	74440K504	74440K702	74440K868	7444OK751

MF500E

PGIM STRATEGIC BOND FUND

ANNUAL REPORT

FEBRUARY 28, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Strategic Bond Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2023.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, government stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

Stocks fell sharply for most of the period as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying in recent months on optimism that the Fed might slow the pace of future rate hikes, equities declined globally over the entire period, including stocks in the US, international developed markets, and emerging markets.

While bond markets have also rallied recently, rising rates and economic uncertainty drove fixed income prices broadly lower during the period. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Strategic Bond Fund

April 14, 2023

PGIM Strategic Bond Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/23
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	-11.78	0.21	2.24 (07/09/2015)
(without sales charges)	-8.81	0.87	2.68 (07/09/2015)
Class C
(with sales charges)	-10.41	0.12	1.89 (07/09/2015)
(without sales charges)	-9.55	0.12	1.89 (07/09/2015)
Class Z
(without sales charges)	-8.52	1.25	3.01 (07/09/2015)
Class R6
(without sales charges)	-8.49	1.28	1.96 (04/26/2017)
Bloomberg Intermediate US Aggregate Bond Index
	-7.22	0.66	—

Average Annual Total Returns as of 2/28/23 Since Inception (%)
	Class A, Class C, Class Z (07/09/2015)	Class R6 (04/26/2017)
Bloomberg Intermediate US Aggregate Bond Index	0.86	0.46

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Intermediate US Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class Z shares (July 9, 2015) and the account values at the end of the current fiscal year (February 28, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Strategic Bond Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg Intermediate US Aggregate Bond Index—The Bloomberg Intermediate US Aggregate Bond Index is the intermediate component of the Bloomberg US Aggregate Bond Index, which is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with maturities from 1 year up to, but not including, 10 years for all sectors except for Securitized, which does not have a maximum weighted average maturity or remaining average life constraint.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 2/28/23 (%)

AAA	25.9

AA	12.3

A	6.2

BBB	21.0

BB	24.6

B	11.7

CCC	3.6

Not Rated	7.9

Cash/Cash Equivalents	-13.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/28/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.50	6.46	6.45

Class C	0.43	5.78	5.77

Class Z	0.53	6.89	6.92

Class R6	0.53	6.94	6.93

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Strategic Bond Fund     7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Strategic Bond Fund’s Class Z shares returned –8.52% in the 12-month reporting period that ended February 28, 2023, underperforming the –7.22% return of the Bloomberg Intermediate US Aggregate Bond Index (the Index).

What were the market conditions?

•

From a starting point of low yields and tight spreads (yield differentials), Russia’s invasion of Ukraine, high inflation, central bank tightening, and concerns about a hard economic landing drove a wholesale repricing of markets during the reporting period. Against the backdrop of historic lows in unemployment and generational highs in inflation, the US Federal Reserve (the Fed) signaled an increased willingness to accept more economic and market pain, introducing a succession of federal funds rate hikes totaling 450 basis points (bps) in the reporting period. (One basis point equals 0.01%.)

•

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve inverted over the last eight months of the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.39% on February 28, 2022, the 10-year/2-year Treasury spread declined to -0.89% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.83% and ended at 3.92%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.81%, a rise of 337 bps since the beginning of the reporting period.

•

Spread market performance was largely negative over the reporting period, as rising inflation, a more hawkish Fed, and an increasingly uncertain macroeconomic backdrop drove negative total returns across many sectors. Sentiment improved somewhat over the first two months of 2023, but uncertainty remained as inflation and economic data continued to send mixed signals about whether the Fed was nearing the end of its hiking cycle.

•

US investment-grade corporate spreads widened significantly, as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period, as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading above their recent tights by the end of the reporting period. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight and uncertainty around the terminal federal funds rate.

8     Visit our website at pgim.com/investments

What worked?

•

Overall security selection contributed to the Fund’s performance over the reporting period, with selection in investment-grade corporates, non-agency MBS, high yield, and bank loans contributing the most.

•	While overall sector allocation detracted from performance, positioning in high yield, emerging markets, and CLOs, along with an underweight to MBS relative to the Index, contributed.

•	Yield curve positioning, specifically along the US Treasury curve, was also a strong contributor as the curve flattened.

•

Within corporates, positions in upstream and midstream energy, aerospace & defense, and chemicals were the largest contributors. From a single-name credit perspective, positioning in The Goldman Sachs Group Inc. (banking), Morgan Stanley (banking), and Bombardier Inc. (aerospace & defense) were the largest contributors to performance.

What didn’t work?

•	Overall sector allocation was the largest detractor from the Fund’s returns over the reporting period, with positioning in investment-grade corporates detracting the most.

•	While overall security selection contributed to returns, selection in CMBS, Treasuries, emerging markets, and CLOs detracted.

•

Duration positioning also detracted from performance over the reporting period, with positioning in both developed market and emerging market rates detracting. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•

Within corporates, positioning in healthcare & pharmaceuticals, cable & satellite, and foreign non-corporates were the largest detractors. From a single-name credit perspective, positions in Bausch Health Companies Inc. (healthcare & pharmaceuticals), the Republic of Ukraine, and Digicel Group Holdings Ltd. (telecom) detracted from performance.

Did the Fund use derivatives?

The Fund held futures contracts on government securities, interest rate swaps, and options to help manage its duration and yield curve exposure during the reporting period. In aggregate, the use of these derivatives contributed to performance. In addition, the Fund traded foreign exchange derivatives, which also contributed. The Fund also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from the Fund’s performance for the reporting period.

Current outlook

•	With the expanding resurgence in US economic data, PGIM Fixed Income’s economic scenarios have gravitated toward more positive outcomes in recent months, with its

PGIM Strategic Bond Fund     9

Strategy and Performance Overview* (continued)

one-year economic probabilities standing as follows: stagflation 5%, recession 30%, soft landing 35%, nominal gross domestic product boom 15% (i.e., growth and inflation that remain above trend and target), and roaring ’20s 15% (i.e., high growth and low inflation powered by a productivity boom).

•

The January 2023 Consumer Price Index report showed that US services prices no longer appeared to be gliding toward the Fed’s comfort zone, which raised the bar for the Fed to pause its interest-rate-hiking campaign in late March 2023. Meanwhile, the January 2023 jobs report showed the level of labor demand remained extraordinarily high, challenging the idea that the Fed was nearly done raising rates. Indeed, PGIM Fixed Income now sees 25-bps rate hikes in March and May of 2023, which would bring the federal funds rate target into the 5.5% range.

•

That said, PGIM Fixed Income believes a number of factors are lending support to credit markets. While caution about the outlook is warranted, 2022’s sell-off in government bonds and widening in credit spreads lifted all-in yields into lofty territory, setting fixed income up for strong returns over the long term.

•

In PGIM Fixed Income’s view, ongoing uncertainty will generate greater dispersion in corporate results, credit spreads, and alpha relative to beta. (Alpha is a measure of the excess return of a security or portfolio compared to a market or index. Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Thus, PGIM Fixed Income believes accurate sector rotation, bottom-up credit research, and relative-value assessment should outperform indiscriminate market exposure given the volatility to come.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Strategic Bond Fund     11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Strategic Bond Fund		Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 988.60	0.92%	$4.54

	Hypothetical	$1,000.00	$1,020.23	0.92%	$4.61

Class C	Actual	$1,000.00	$ 984.50	1.74%	$8.56

	Hypothetical	$1,000.00	$1,016.17	1.74%	$8.70

Class Z	Actual	$1,000.00	$ 990.00	0.63%	$3.11

	Hypothetical	$1,000.00	$1,021.67	0.63%	$3.16

Class R6	Actual	$1,000.00	$ 989.00	0.60%	$2.96

	Hypothetical	$1,000.00	$1,021.82	0.60%	$3.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2023, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12     Visit our website at pgim.com/investments

Schedule of Investments

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 110.3%

ASSET-BACKED SECURITIES 16.2%

Automobiles 0.9%

Avis Budget Rental Car Funding AESOP LLC, Series 2019-02A, Class D, 144A	3.040%	09/22/25		5,000	$4,660,409
Hertz Vehicle Financing III LP, Series 2021-02A, Class B, 144A	2.120	12/27/27		800	697,758
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784	01/25/28		729	839,620
Series 2020-02, Class F, 144A	5.763	02/25/28		700	689,297
Series 2021-01, Class E, 144A	2.365	09/25/28		190	183,075
Series 2021-02, Class F, 144A	4.393	12/26/28		600	536,122
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class E, 144A	11.366	12/15/32		274	273,466
Santander Bank, NA, Series 2021-01A, Class D, 144A	5.004	12/15/31		600	552,690
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class E, 144A	3.280	03/15/27		1,000	903,788

					9,336,225

Collateralized Loan Obligations 12.9%

Anchorage Capital CLO Ltd. (Cayman Islands), Series 2021-21A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	6.558(c)	10/20/34		7,500	7,306,019
Ares European CLO DAC (Ireland), Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.538(c)	04/15/30	EUR	4,450	4,530,472
Armada Euro CLO DAC (Ireland), Series 02A, Class A3, 144A	1.500	11/15/31	EUR	248	249,540
Bilbao CLO DAC (Ireland), Series 04A, Class B, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)	4.488(c)	04/15/36	EUR	5,900	5,726,253
Carlyle Euro CLO DAC (Ireland),
Series 2017-02A, Class AA2R, 144A, 3 Month EURIBOR + 1.300% (Cap N/A, Floor 1.300%)	3.954(c)	08/15/30	EUR	5,000	5,094,564
Series 2019-01A, Class A2RA, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	3.696(c)	03/15/32	EUR	8,250	8,399,512
Series 2021-02A, Class A2B, 144A	2.100	10/15/35	EUR	9,100	7,882,570
CVC Cordatus Loan Fund DAC (Ireland),
Series 03A, Class A2RR, 144A	1.750	08/15/32	EUR	500	499,703
Series 23A, Class B1, 144A, 3 Month EURIBOR + 2.300% (Cap N/A, Floor 2.300%)	4.749(c)	04/25/36	EUR	12,750	12,890,842

See Notes to Financial Statements.

PGIM Strategic Bond Fund    13

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elevation CLO Ltd. (Cayman Islands), Series 2021-14A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	6.558%(c)	10/20/34		4,500	$4,288,277
Fidelity Grand Harbour CLO DAC (Ireland), Series 2021-01A, Class B1, 144A, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 1.750%)	4.038(c)	10/15/34	EUR	9,000	9,071,548
HPC Investment Partners CLO, Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625% (Cap N/A, Floor 0.000%)	6.433(c)	10/20/29		750	731,394
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	6.758(c)	10/20/31		500	483,655
Madison Park Euro Funding DAC (Ireland), Series 14A, Class B1R, 144A, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.988(c)	07/15/32	EUR	8,050	8,231,163
Madison Park Funding Ltd. (Cayman Islands), Series 2021-59A, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	6.495(c)	01/18/34		4,500	4,406,287
MidOcean Credit CLO (Cayman Islands), Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	6.565(c)	02/20/31		250	242,598
Ocean Trails CLO (Cayman Islands), Series 2020-09A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	6.542(c)	10/15/34		10,000	9,527,617
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2019-02A, Class A2R, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	6.492(c)	10/15/34		15,000	14,160,400
Rockford Tower CLO Ltd. (Cayman Islands), Series 2021-03A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	6.558(c)	10/20/34		8,700	8,403,846
St. Pauls CLO (Ireland), Series 11A, Class C2R, 144A	2.500	01/17/32	EUR	8,500	7,530,285
St. Paul’s CLO DAC (Ireland), Series 04A, Class AR2B, 144A	1.870	04/25/30	EUR	9,200	8,727,269
Strata CLO Ltd. (Cayman Islands), Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590% (Cap N/A, Floor 1.590%)	6.382(c)	01/15/31		1,750	1,738,539
TCW CLO Ltd. (Cayman Islands), Series 2017-01A, Class BRR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	6.502(c)	10/29/34		6,000	5,792,422

					135,914,775

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans 0.2%

Lendmark Funding Trust, Series 2021-01A, Class D, 144A	5.050%	11/20/31		600	$470,086
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870	08/08/25		665	647,770
Series 2019-A, Class D, 144A	6.220	08/08/25		786	743,105
Oportun Funding XIV LLC, Series 2021-A, Class C, 144A	3.440	03/08/28		400	373,529

					2,234,490

Other 1.3%

PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	6.967(c)	04/25/23		5,130	5,053,660
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	7.306(c)	06/25/24		8,840	8,265,030

					13,318,690

Residential Mortgage-Backed Securities 0.8%

LSF11 Boson Investments Sarl Compartment 2 (Spain), Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)	3.898(c)	11/25/60	EUR	3,004	3,017,678
Rathlin Residential DAC (Ireland), Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	3.895(c)	09/27/75	EUR	4,648	4,697,072
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	5.402(c)	04/16/23	EUR	338	338,958

					8,053,708

Student Loans 0.1%

Laurel Road Prime Student Loan Trust, Series 2019-A, Class R, 144A	0.000	10/25/48		658	144,688

See Notes to Financial Statements.

PGIM Strategic Bond Fund    15

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.250%)	6.867%(c)	11/29/24	153	$152,987
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.250%)	6.867(c)	11/29/24	1,104	1,103,412

				1,401,087

TOTAL ASSET-BACKED SECURITIES (cost $189,471,970)				170,258,975

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.4%

20 Times Square Trust,
Series 2018-20TS, Class F, 144A (original cost $4,480,438; purchased 08/26/20)(f)	3.100(cc)	05/15/35	4,900	3,681,669
Series 2018-20TS, Class G, 144A (original cost $4,424,349; purchased 05/09/18 - 08/26/20)(f)	3.100(cc)	05/15/35	5,000	3,406,805
Series 2018-20TS, Class H, 144A (original cost $88,505; purchased 05/09/18)(f)	3.100(cc)	05/15/35	100	65,136
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class E, 144A	3.609(cc)	08/14/36	250	188,802
Series 2018-CHRS, Class D, 144A	4.267(cc)	08/05/38	250	160,742
Barclays Commercial Mortgage Trust, Series 2019-C04, Class XB, IO	1.128(cc)	08/15/52	43,170	2,513,664
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.764%)	7.327(c)	10/15/36	6,163	6,006,053
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.766%)	7.353(c)	11/15/37	1,769	1,749,420
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	6.738(c)	05/15/36	4,988	4,912,292
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	7.238(c)	05/15/36	2,095	2,066,067
DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	6.288(c)	05/15/35	91	89,369
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	6.588(c)	05/15/35	320	311,988
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808(cc)	12/10/36	250	205,658

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

DBWF Mortgage Trust, (cont’d.)
Series 2016-85T, Class E, 144A	3.808%(cc)	12/10/36	250	$189,860
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.344(cc)	03/25/26	1,065	37,616
Series K066, Class X1, IO	0.748(cc)	06/25/27	7,302	192,491
Series K103, Class X1, IO	0.639(cc)	11/25/29	149,654	5,202,414
Series KC02, Class X1, IO	0.381(cc)	03/25/24	75,110	260,751
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month LIBOR + 2.230% (Cap N/A, Floor 2.230%)	6.831(c)	08/01/23	5,500	5,355,424
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class F, 144A, 1 Month LIBOR + 4.550% (Cap N/A, Floor 4.550%)	9.138(c)	10/15/36	3,090	2,889,402
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class D, 144A	4.613(cc)	07/05/31	8,800	6,688,000
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31	9,825	5,895,000
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)	7.978(c)	06/15/38	5,900	5,311,544
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40	7,125	3,929,754
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	20,580	17,330,821
Series 2019-MEAD, Class XA, IO, 144A	0.007(cc)	11/10/36	297,065	249,653
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)	9.088(c)	05/15/31	11,200	10,030,546

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $105,714,994)				88,920,941

CORPORATE BONDS 49.1%

Advertising 0.1%

CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	1,608	1,081,132

Aerospace & Defense 1.2%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.700	02/01/27	1,035	937,864
Sr. Unsec’d. Notes	3.825	03/01/59	1,500	1,010,742

See Notes to Financial Statements.

PGIM Strategic Bond Fund    17

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000%	02/15/28	2,750	$2,567,813
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	7,475	7,400,250

Embraer Netherlands Finance BV (Brazil), Gtd. Notes, 144A	6.950	01/17/28	540	535,264

				12,451,933

Agriculture 0.2%

Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30	100	86,109

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	2,325	2,015,046

				2,101,155

Airlines 0.5%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,925	1,829,328

Delta Air Lines, Inc.,
Sr. Unsec’d. Notes(a)	3.750	10/28/29	1,720	1,478,202

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	695	685,107

United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	407	341,911

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	850	800,563
Sr. Sec’d. Notes, 144A	4.625	04/15/29	400	355,176

				5,490,287

Auto Manufacturers 0.8%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	875	664,216
Sr. Unsec’d. Notes	4.750	01/15/43	3,175	2,328,771

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	550	458,472

General Motors Co.,
Sr. Unsec’d. Notes	5.000	04/01/35	970	861,222
Sr. Unsec’d. Notes	5.150	04/01/38	1,250	1,079,915
Sr. Unsec’d. Notes	6.250	10/02/43	80	75,291

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	3.600%	06/21/30	1,365	$1,169,787
Sr. Unsec’d. Notes(a)	6.000	01/09/28	1,810	1,821,505

				8,459,179

Auto Parts & Equipment 0.6%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	850	784,125
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26	546	517,040
Gtd. Notes(a)	6.500	04/01/27	1,400	1,291,585
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	250	244,375
Dana, Inc.,
Sr. Unsec’d. Notes(a)	5.375	11/15/27	3,015	2,782,592
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A	3.625	06/28/31	1,190	893,467

				6,513,184

Banks 9.9%

Banco de Credito del Peru S.A. (Peru),
Sub. Notes, 144A, MTN	3.250(ff)	09/30/31	1,915	1,685,200
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A	6.625(ff)	01/24/32(oo)	2,015	1,725,344
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A	3.466(ff)	09/23/36	2,115	1,708,920
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	5,800	5,618,609
Sr. Unsec’d. Notes	2.592(ff)	04/29/31	2,820	2,329,285
Sr. Unsec’d. Notes, MTN	2.884(ff)	10/22/30	2,450	2,075,511
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	1,000	868,105
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	750	603,031
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	2,865	2,277,746
Sr. Unsec’d. Notes	7.437(ff)	11/02/33	2,645	2,848,278
Sub. Notes	4.836	05/09/28	475	443,693
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	2,020	1,700,291
Citigroup, Inc.,
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	975	927,368
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	7,301	6,674,331

See Notes to Financial Statements.

PGIM Strategic Bond Fund    19

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Citigroup, Inc., (cont’d.)
Jr. Sub. Notes, Series W	4.000%(ff)	12/10/25(oo)	605	$552,440
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	8,950	7,627,700
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	6.537(ff)	08/12/33	2,915	2,598,962
Discover Bank,
Sr. Unsec’d. Notes(a)	2.700	02/06/30	3,275	2,672,016
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	1,415	1,190,871
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	265	242,988
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	1,040	974,095
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	700	524,048
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	8,150	7,859,917
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	2,065	1,913,382
Jr. Sub. Notes, Series KK	3.650(ff)	06/01/26(oo)	18,000	15,690,474
Mizrahi Tefahot Bank Ltd. (Israel),
Sub. Notes, 144A	3.077(ff)	04/07/31	2,545	2,230,056
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	3,780	3,493,896
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	5,500	5,181,032
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	6,820	5,587,176
Societe Generale SA (France),
Sub. Notes, 144A	6.221(ff)	06/15/33	3,000	2,855,919
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	9.254(c)	09/30/24	5,340	5,187,360
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800(ff)	09/01/24(oo)	710	677,300
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)	3,660	3,078,996
VTB Bank OJSC Via VTB Capital SA (Russia),
Sub. Notes	6.950	10/17/23	2,240	173,320
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	3,150	2,291,117

				104,088,777

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes
	5.550%	01/23/49	1,320	$1,330,277

Building Materials 0.8%

Cemex SAB de CV (Mexico), Gtd. Notes	5.200	09/17/30	583	531,732
Gtd. Notes(a)	5.450	11/19/29	1,917	1,786,764
Gtd. Notes, 144A	5.450	11/19/29	595	554,577
Gtd. Notes, 144A	7.375	06/05/27	560	566,440
Cornerstone Building Brands, Inc., Gtd. Notes, 144A	6.125	01/15/29	175	127,020
Griffon Corp., Gtd. Notes	5.750	03/01/28	590	543,195
Masonite International Corp., Gtd. Notes, 144A	5.375	02/01/28	795	743,325
Owens Corning,
Sr. Unsec’d. Notes	4.400	01/30/48	600	485,090
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	2,125	1,886,589
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	1,850	1,540,014

				8,764,746

Chemicals 0.5%

Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	4.500	01/10/28	1,325	1,190,446
Chemours Co. (The), Gtd. Notes	5.375	05/15/27	1,125	1,026,264
Sasol Financing USA LLC (South Africa), Gtd. Notes	4.375	09/18/26	730	656,961
Gtd. Notes(a)	5.875	03/27/24	1,450	1,429,265
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	916	934,783
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	430	420,143

				5,657,862

See Notes to Financial Statements.

PGIM Strategic Bond Fund    21

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services 1.3%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500%	03/01/28		978	$903,189
Allied Universal Holdco LLC/Allied Universal Finance
Corp.,
Sr. Sec’d. Notes, 144A(a)	6.625	07/15/26		1,626	1,545,603
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29		2,825	2,119,072
Allied Universal Holdco LLC/Allied Universal Finance
Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		680	567,800
Sr. Sec’d. Notes, 144A	4.625	06/01/28		420	346,500
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes	4.250	09/25/30	GBP	500	553,612
ERAC USA Finance LLC,
Gtd. Notes, 144A	4.200	11/01/46		100	81,972
Gartner, Inc.,
Gtd. Notes, 144A	4.500	07/01/28		350	322,188
La Financiere Atalian SASU (France),
Gtd. Notes	4.000	05/15/24	EUR	1,256	1,131,764
Gtd. Notes	5.125	05/15/25	EUR	1,800	1,264,843
Nexi SpA (Italy),
Sr. Unsec’d. Notes(a)	2.125	04/30/29	EUR	3,700	3,117,089
United Rentals North America, Inc.,
Gtd. Notes(a)	3.750	01/15/32		2,050	1,721,546

					13,675,178

Computers 0.3%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26		535	488,188
Hurricane Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A (original cost $3,281,250; purchased 07/31/20)(f)	8.000	10/15/25	GBP	2,500	2,759,037

					3,247,225

Distribution/Wholesale 0.3%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A

	3.875	12/15/28		3,500	3,014,173

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Diversified Financial Services 2.3%

Blackstone Private Credit Fund,
Sr. Sec’d. Notes^	5.610%	05/03/27		1,250	$1,155,646
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%^	6.871(c)	05/31/25		6,300	6,079,500
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	4.150	01/23/30		350	316,863
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30		150	116,008
Gtd. Notes, 144A	5.500	08/15/28		1,590	1,352,389
Gtd. Notes, 144A	6.000	01/15/27		800	738,369
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		1,800	1,439,426
Gtd. Notes	4.000	09/15/30		900	687,223
Gtd. Notes	5.375	11/15/29		150	126,358
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29		1,800	1,412,862
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN	5.250	08/10/28		800	767,650
Sherwood Financing PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	6.000	11/15/26	GBP	4,225	4,196,445
Stifel Financial Corp.,
Sr. Unsec’d. Notes	4.000	05/15/30		6,525	5,766,602

					24,155,341

Electric 4.4%

AES Panama Generation Holdings SRL (Panama),
Sr. Sec’d. Notes, 144A	4.375	05/31/30		3,701	3,234,674
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28		745	670,829
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		2,775	2,339,498
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		1,175	966,422
Sr. Unsec’d. Notes, 144A(a)	5.125	03/15/28		4,000	3,547,636
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes	3.375	09/15/29		295	247,704
CMS Energy Corp.,
Jr. Sub. Notes	4.750(ff)	06/01/50		1,550	1,386,035
Dominion Energy, Inc.,
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)		2,625	2,418,409

See Notes to Financial Statements.

PGIM Strategic Bond Fund    23

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Electricidad Firme de Mexico Holdings SA de CV (Mexico),
Sr. Sec’d. Notes, 144A	4.900%	11/20/26		1,180	$1,050,421
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125	02/11/25		2,075	2,037,857
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23		2,050	2,028,475
FEL Energy VI Sarl (Mexico),
Sr. Sec’d. Notes, 144A	5.750	12/01/40		2,305	1,918,525
Kallpa Generacion SA (Peru),
Sr. Unsec’d. Notes, 144A	4.125	08/16/27		1,310	1,190,708
Light Servicos de Eletricidade SA/Light Energia SA (Brazil),
Gtd. Notes, 144A	4.375	06/18/26		2,000	857,000
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes	5.125	05/07/29		1,275	1,083,591
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		225	212,074
Gtd. Notes, 144A	3.375	02/15/29		200	163,022
Gtd. Notes, 144A	3.625	02/15/31		3,525	2,736,079
Gtd. Notes, 144A	3.875	02/15/32		750	581,393
Gtd. Notes, 144A(a)	5.250	06/15/29		2,000	1,779,104
Pacific Gas & Electric Co.,
First Mortgage	4.550	07/01/30		1,750	1,580,166
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	1,106	857,475
PG&E Corp.,
Sr. Sec’d. Notes(a)	5.250	07/01/30		1,446	1,297,363
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.100	06/15/30		4,130	3,708,536
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		875	819,249
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		3,125	3,012,464
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		225	194,571
Gtd. Notes, 144A	5.000	07/31/27		405	376,431
Sr. Sec’d. Notes, 144A	3.550	07/15/24		750	720,123
Sr. Sec’d. Notes, 144A	3.700	01/30/27		3,105	2,841,633

					45,857,467

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.2%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125%	06/15/25		550	$555,691
Gtd. Notes, 144A(a)	7.250	06/15/28		1,200	1,219,278

					1,774,969

Electronics 0.1%

Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		665	557,661

Energy-Alternate Sources 0.2%

Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes, 144A	7.750	02/02/27		2,595	2,121,899

Engineering & Construction 0.4%

AECOM,
Gtd. Notes	5.125	03/15/27		625	599,027
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28		2,330	2,088,845
Sr. Sec’d. Notes, 144A	5.500	07/31/47		1,000	741,790
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32		1,050	864,479

					4,294,141

Entertainment 1.5%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26		752	386,107
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		1,470	1,458,802
Sr. Unsec’d. Notes, 144A(a)	4.625	10/15/29		1,050	898,364
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26		2,175	2,094,142
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750% (original cost $66,074; purchased 04/03/19 - 10/31/22)(f)	12.750	11/30/27	EUR	60	31,250

See Notes to Financial Statements.

PGIM Strategic Bond Fund    25

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Codere Finance 2 Luxembourg SA (Spain), (cont’d.)
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000% (original cost $170,136; purchased 07/24/20 - 09/30/22)(f)	11.000%	09/30/26	EUR	153	$145,107
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and PIK 11.625% (original cost $271,187; purchased 08/06/19 - 10/31/22)(a)(f)	13.625	11/30/27		271	127,458
Codere New Holdco SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500% (original cost $465,869; purchased 11/19/21 - 10/31/22)^(f)	7.500	11/30/27	EUR	356	150,655
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26		2,800	2,806,900
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/27		325	317,687
Sr. Sec’d. Notes, 144A	6.500	02/15/25		1,150	1,152,875
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27		775	716,875
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		3,125	2,894,715
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31		1,525	1,092,561
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25		1,150	1,176,267
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	5.141	03/15/52		810	636,519

					16,086,284

Foods 1.7%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		250	212,106
Gtd. Notes, 144A	5.875	02/15/28		1,775	1,716,724
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	3,247	3,232,495
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	3,500	2,996,080
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28		1,344	1,035,065

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Kraft Heinz Foods Co.,
Gtd. Notes	4.375%	06/01/46		1,390	$1,136,949
Gtd. Notes	4.625	10/01/39		585	513,148
Gtd. Notes	5.000	06/04/42		595	540,775
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		425	374,442
Gtd. Notes, 144A	4.375	01/31/32		750	659,299
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	1,864	1,721,942
Pilgrim’s Pride Corp.,
Gtd. Notes(a)	4.250	04/15/31		2,000	1,670,053
Gtd. Notes, 144A(a)	5.875	09/30/27		1,251	1,226,134
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		275	232,293

					17,267,505

Forest Products & Paper 0.1%

Suzano Austria GmbH (Brazil),
Gtd. Notes	6.000	01/15/29		630	616,927

Gas 0.1%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		375	346,925
Sr. Unsec’d. Notes	5.875	08/20/26		496	467,717

					814,642

Healthcare-Products 0.1%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		500	416,941
Sr. Unsec’d. Notes, 144A(a)	5.250	10/01/29		325	266,866
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	400	285,563
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	275	177,705

					1,147,075

Healthcare-Services 1.1%

DaVita, Inc.,
Gtd. Notes, 144A(a)	4.625	06/01/30		1,475	1,215,184

See Notes to Financial Statements.

PGIM Strategic Bond Fund    27

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

HCA, Inc.,
Gtd. Notes	5.375%	02/01/25	175	$173,362
Gtd. Notes	5.875	02/15/26	200	199,944
Gtd. Notes	7.500	11/06/33	2,000	2,148,711
Gtd. Notes, MTN	7.750	07/15/36	1,500	1,677,853
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	50	42,165
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	1,150	1,030,238
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26	1,750	1,491,386
Tenet Healthcare Corp.,
Gtd. Notes(a)	6.125	10/01/28	2,200	2,036,206
Sr. Sec’d. Notes	4.250	06/01/29	200	175,107
Sr. Sec’d. Notes	4.625	06/15/28	950	862,273

				11,052,429

Home Builders 1.6%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	675	554,057
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	825	664,000
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	125	111,170
Gtd. Notes	6.750	03/15/25	500	496,639
Gtd. Notes(a)	7.250	10/15/29	3,233	2,900,337
Brookfield Residential Properties, Inc./Brookfield
Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,325	993,750
Gtd. Notes, 144A	6.250	09/15/27	275	240,630
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	1,200	927,000
Century Communities, Inc.,
Gtd. Notes, 144A	3.875	08/15/29	800	654,833
KB Home,
Gtd. Notes	4.000	06/15/31	615	502,528
Gtd. Notes	6.875	06/15/27	941	940,848
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.625	03/01/30	3,575	2,962,781
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	1,925	1,711,532

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875%	06/15/27		400	$383,137
Sr. Unsec’d. Notes, 144A	5.125	08/01/30		2,680	2,364,301
Taylor Morrison Communities, Inc./Taylor Morrison
Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24		350	348,285

					16,755,828

Household Products/Wares 0.2%

ACCO Brands Corp.,
Gtd. Notes, 144A(a)
	4.250	03/15/29		2,675	2,190,001

Insurance 0.3%

Saga PLC (United Kingdom),
Gtd. Notes	5.500	07/15/26	GBP	3,263	3,137,310
Teachers Insurance & Annuity Association of
America,
Sub. Notes, 144A	4.900	09/15/44		75	69,307

					3,206,617

Internet 0.5%

Prosus NV (China),
Sr. Unsec’d. Notes, 144A	4.193	01/19/32		2,835	2,326,117
United Group BV (Netherlands),
Sr. Sec’d. Notes(a)	3.125	02/15/26	EUR	2,000	1,797,597
Sr. Sec’d. Notes	4.875	07/01/24	EUR	1,125	1,146,973

					5,270,687

Leisure Time 0.0%

Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
	7.250	01/15/30		125	125,313

Lodging 0.8%

Gohl Capital Ltd. (Malaysia),
Gtd. Notes	4.250	01/24/27		1,870	1,661,144
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.900	08/08/29		255	222,331

See Notes to Financial Statements.

PGIM Strategic Bond Fund    29

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF	4.625%	06/15/30	920	$868,258
MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	4.750	02/01/27	2,160	1,887,300
MGM Resorts International,
Gtd. Notes(a)	4.750	10/15/28	1,500	1,344,301
Gtd. Notes(a)	5.500	04/15/27	250	237,568
Gtd. Notes	5.750	06/15/25	50	49,047
Gtd. Notes	6.750	05/01/25	450	450,548
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.625	08/08/25	200	193,000
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	5.500	01/15/26	1,600	1,452,000

				8,365,497

Machinery-Diversified 0.0%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
	7.500	01/01/30	175	177,680

Media 2.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	3,225	2,552,864
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	1,300	1,042,977
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	1,000	748,650
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	1,350	1,204,611
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	04/01/38	100	83,651
Sr. Sec’d. Notes	5.375	05/01/47	205	162,659
Sr. Sec’d. Notes	5.750	04/01/48	500	416,102
Sr. Sec’d. Notes	6.384	10/23/35	1,515	1,450,695
Sr. Sec’d. Notes	6.484	10/23/45	50	45,232
CSC Holdings LLC,
Gtd. Notes, 144A(a)	3.375	02/15/31	1,480	1,015,123
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	1,475	794,072
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	4,000	2,289,903
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $4,702,938; purchased 07/18/19 - 09/16/20)(f)	6.625	08/15/27	5,940	154,804

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Diamond Sports Group LLC/Diamond Sports Finance Co., (cont’d.)
Sec’d. Notes, 144A (original cost $997,283; purchased 02/19/20)(f)	5.375%	08/15/26		1,000	$111,456
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47		645	514,892
Gtd. Notes	5.300	05/15/49		2,220	1,778,504
DISH DBS Corp.,
Gtd. Notes	7.375	07/01/28		500	342,167
Gtd. Notes	7.750	07/01/26		4,570	3,544,180
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/01/27		1,875	1,786,994
Virgin Media Secured Finance PLC (United
Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	2,000	1,912,887
Sr. Sec’d. Notes	5.250	05/15/29	GBP	500	517,153

					22,469,576

Mining 1.5%

AngloGold Ashanti Holdings PLC (Australia),
Gtd. Notes	3.375	11/01/28		1,405	1,216,203
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(a)	7.500	04/01/25		4,600	4,464,300
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		820	754,490
Indonesia Asahan Aluminium Persero PT
(Indonesia),
Sr. Unsec’d. Notes	6.530	11/15/28		1,710	1,754,674
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26		1,500	1,321,271
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.000	08/15/40		722	707,534
Vedanta Resources Finance II PLC (India),
Gtd. Notes	13.875	01/21/24		2,430	1,983,943
Yamana Gold, Inc. (Canada),
Gtd. Notes	2.630	08/15/31		5,000	3,836,685

					16,039,100

Oil & Gas 4.4%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26		1,575	1,513,163

See Notes to Financial Statements.

PGIM Strategic Bond Fund    31

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.000%	01/15/25		2,300	$2,190,373
Sr. Unsec’d. Notes, 144A	3.750	01/15/30		150	132,173
Alta Mesa Holdings LP/Alta Mesa Finance Services
Corp.,
Gtd. Notes^	7.875	12/15/24(d)		2,950	20,060
Ascent Resources Utica Holdings LLC/ARU Finance
Corp.,
Gtd. Notes, 144A	7.000	11/01/26		1,525	1,480,247
Gtd. Notes, 144A	9.000	11/01/27		1,004	1,227,786
Sr. Unsec’d. Notes, 144A	8.250	12/31/28		825	804,011
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)		3,080	2,956,800
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26		475	464,090
Gtd. Notes, 144A	5.875	02/01/29		425	397,479
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25		1,100	1,082,573
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27		1,525	1,512,782
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	6.875	04/29/30		2,000	1,780,000
Sr. Unsec’d. Notes	8.875	01/13/33		323	315,732
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		1,500	1,445,644
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500	03/30/24		1,000	970,000
Sr. Sec’d. Notes, 144A	4.875	03/30/26		1,222	1,125,233
Sr. Sec’d. Notes, 144A	5.375	03/30/28		1,320	1,184,700
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	1.450	03/06/23	CHF	2,000	1,959,123
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	1,250	1,090,083
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29		675	612,536
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		675	607,903
Sr. Unsec’d. Notes, 144A	6.250	11/01/28		700	651,398
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A	6.500	06/30/27		1,900	1,803,670
Sr. Sec’d. Notes, 144A	6.750	06/30/30		1,190	1,108,931
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(a)	5.875	02/01/29		1,800	1,673,622
Gtd. Notes, 144A(a)	7.125	02/01/27		1,400	1,423,800

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Nabors Industries, Inc.,
Gtd. Notes	5.750%	02/01/25		375	$357,770
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	730	766,290
Gtd. Notes, EMTN	6.250	12/14/26	GBP	1,295	1,525,855
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	800	673,914
Gtd. Notes	5.350	02/12/28		241	203,549
Gtd. Notes	6.500	03/13/27		4,462	4,039,895
Gtd. Notes	6.500	01/23/29		100	86,300
Gtd. Notes, EMTN	3.750	02/21/24	EUR	1,220	1,259,586
Gtd. Notes, EMTN	3.750	11/16/25	GBP	400	432,966
Gtd. Notes, EMTN	4.875	02/21/28	EUR	1,280	1,131,147
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A (original cost $2,498,520; purchased 06/14/22)(f)	12.000	06/30/27	EUR	2,500	2,813,482
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25		700	659,750
Gtd. Notes, 144A	8.000	02/01/27		275	242,687

					45,727,103

Packaging & Containers 0.1%

Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28		1,000	861,740
Sealed Air Corp.,
Gtd. Notes, 144A	6.125	02/01/28		100	98,473

					960,213

Pharmaceuticals 1.2%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39		1,880	1,589,371
Sr. Unsec’d. Notes	4.700	05/14/45		715	633,446
Sr. Unsec’d. Notes	4.750	03/15/45		1,150	1,029,862
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29		700	587,741
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27		90	47,291
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		1,250	543,750

See Notes to Financial Statements.

PGIM Strategic Bond Fund    33

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A	5.000%	02/15/29	1,100	$473,000
Gtd. Notes, 144A	5.250	01/30/30	1,175	505,250
Gtd. Notes, 144A(a)	5.250	02/15/31	4,025	1,750,875
Gtd. Notes, 144A	6.250	02/15/29	1,250	537,500
Gtd. Notes, 144A	7.000	01/15/28	1,225	545,125
Sr. Sec’d. Notes, 144A	4.875	06/01/28	1,075	668,510
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45	25	22,525
Mylan, Inc.,
Gtd. Notes	5.400	11/29/43	3,000	2,420,235
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	725	617,924
Viatris, Inc.,
Gtd. Notes	4.000	06/22/50	1,495	963,694

				12,936,099

Pipelines 1.7%

AI Candelaria Spain SA (Colombia),
Sr. Sec’d. Notes, 144A	5.750	06/15/33	2,720	1,917,600
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	01/15/28	2,800	2,628,414
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	2,900	2,582,458
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	655	605,978
Sr. Unsec’d. Notes	5.000	05/15/50	1,280	1,051,020
Sr. Unsec’d. Notes	5.300	04/15/47	5	4,246
Sr. Unsec’d. Notes	6.250	04/15/49	1,340	1,273,735
Enterprise Products Operating LLC,
Gtd. Notes, Series D, 3 Month LIBOR + 2.986%	7.858(c)	08/16/77	200	192,188
ONEOK, Inc.,
Gtd. Notes	4.950	07/13/47	25	20,504
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	1,600	1,389,500
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	1,485	1,374,838
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	225	185,279
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	1,250	1,124,542

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., (cont’d.)
Gtd. Notes, 144A(a)	6.000%	12/31/30	2,150	$1,854,341
Gtd. Notes, 144A	7.500	10/01/25	1,250	1,244,928
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.900	01/15/45	76	64,731

				17,514,302

Real Estate 0.8%

Agile Group Holdings Ltd. (China),
Sr. Sec’d. Notes	6.050	10/13/25	2,085	1,132,807
Arabian Centres Sukuk Ltd. (Saudi Arabia),
Gtd. Notes, 144A	5.375	11/26/24	1,655	1,609,487
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	4,000	3,333,482
Gtd. Notes, 144A	5.375	08/01/28	920	833,526
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	2,000	1,612,413

				8,521,715

Real Estate Investment Trusts (REITs) 0.9%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30	1,590	1,407,414
Diversified Healthcare Trust,
Gtd. Notes(a)	4.375	03/01/31	2,000	1,400,751
Gtd. Notes	9.750	06/15/25	1,000	970,298
Sr. Unsec’d. Notes	4.750	05/01/24	125	111,122
Sr. Unsec’d. Notes(a)	4.750	02/15/28	1,800	1,174,613
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	745	714,914
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.875	01/15/31	505	425,532
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	1,500	1,507,570
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	800	815,752
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26	345	320,310
Gtd. Notes, 144A	4.500	09/01/26	75	70,009

See Notes to Financial Statements.

PGIM Strategic Bond Fund    35

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

VICI Properties LP/VICI Note Co., Inc., (cont’d.)
Gtd. Notes, 144A	4.625%	06/15/25		440	$422,853
Gtd. Notes, 144A	4.625	12/01/29		285	256,580

					9,597,718

Retail 1.6%

1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	4.000	10/15/30		1,350	1,115,032
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.875	07/15/28		550	407,067
AutoNation, Inc.,
Sr. Unsec’d. Notes	4.750	06/01/30		1,880	1,754,059
Brinker International, Inc.,
Gtd. Notes, 144A(a)	5.000	10/01/24		2,900	2,829,359
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	900	831,122
Sr. Sec’d. Notes	6.250	10/30/25	EUR	2,500	2,333,042
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR	1,000	922,202
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	3.375	01/15/32		2,305	1,754,393
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29		825	606,739
Gtd. Notes, 144A	3.875	10/01/31		850	607,450
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		1,675	1,633,728
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		2,425	2,305,579

					17,099,772

Semiconductors 0.1%

NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes	3.150	05/01/27		675	615,124
Gtd. Notes	3.400	05/01/30		875	753,883

					1,369,007

Telecommunications 2.5%

Altice France Holding SA (Luxembourg),
Gtd. Notes	4.000	02/15/28	EUR	300	216,028
Gtd. Notes, 144A	4.000	02/15/28	EUR	1,000	719,871

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

AT&T, Inc.,
Sr. Unsec’d. Notes	3.550%	09/15/55		1,250	$847,530
Sr. Unsec’d. Notes	3.800	12/01/57		781	548,226
CT Trust (Guatemala),
Sr. Sec’d. Notes, 144A	5.125	02/03/32		1,980	1,556,775
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26		550	241,416
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%(a)	13.000	12/31/25		2,295	1,122,134
Sr. Sec’d. Notes, 144A	8.750	05/25/24		6,000	5,181,750
Sr. Sec’d. Notes, 144A	8.750	05/25/24		2,000	1,737,500
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		1,375	536,078
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	5.625	10/15/28	EUR	3,125	3,024,096
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)		4,585	5
Gtd. Notes, 144A^	8.500	10/15/24(d)		75	—
Gtd. Notes, 144A^	9.750	07/15/25(d)		75	—
Sr. Sec’d. Notes, 144A(a)	6.500	03/15/30		2,800	2,436,000
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P	7.600	09/15/39		1,230	608,958
Millicom International Cellular SA (Guatemala),
Sr. Unsec’d. Notes, 144A(a)	4.500	04/27/31		720	581,400
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32		3,000	3,570,054
T-Mobile USA, Inc.,
Gtd. Notes	4.375	04/15/40		1,850	1,572,541
Total Play Telecomunicaciones SA de CV (Mexico),
Gtd. Notes, 144A	6.375	09/20/28		1,710	1,316,700

					25,817,062

Transportation 0.0%

Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
	5.875	07/05/34		93	88,432

TOTAL CORPORATE BONDS (cost $616,823,762)					515,853,170

See Notes to Financial Statements.

PGIM Strategic Bond Fund    37

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS 2.5%

Airlines 0.1%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	8.568%(c)	04/21/28		1,234	$1,230,750

Commercial Services 0.0%

Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%	8.635(c)	08/12/28		502	500,156

Computers 0.3%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	8.418(c)	03/01/29		1,915	1,782,496
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	8.385(c)	02/01/28		1,785	1,765,094

					3,547,590

Cosmetics/Personal Care 0.4%

Rainbow Midco Ltd. (United Kingdom),
Term Loan, 3 Month EURIBOR + 7.750%^	10.595(c)	02/22/30	EUR	4,300	4,271,289

Insurance 0.1%

Asurion LLC,
New B-09 Term Loan, 1 Month LIBOR + 3.250%	7.885(c)	07/31/27		639	594,587
New B-7 Term Loan, 1 Month LIBOR + 3.000%	8.912(c)	08/19/28		705	702,334

					1,296,921

Media 0.3%

CSC Holdings LLC, 2017 Refinancing Term Loan, 1 Month LIBOR + 6.838% (Cap N/A, Floor 0.000%)	9.062(c)	01/17/28		838	808,321
September 2019 Term Loan, 1 Month LIBOR + 2.500%	7.184(c)	04/15/27		883	793,306
Diamond Sports Group LLC,
First Lien Term Loan, 3 Month SOFR + 8.150%	12.775(c)	05/25/26		201	187,155
Second Lien Term loan, 3 Month SOFR + 3.400%	8.025(c)	08/24/26		2,332	253,649
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	7.635(c)	05/01/26		582	562,901

					2,605,332

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Metal Fabricate/Hardware 0.2%

Tank Holding Corp.,
Term Loan, 1 Month SOFR + 5.850%	10.468%(c)	03/31/28		1,766	$1,688,121

Oil & Gas 0.2%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	13.815(c)	11/01/25		2,105	2,231,300

Real Estate Investment Trusts (REITs) 0.1%

Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%	6.885(c)	04/23/26		758	737,470

Retail 0.6%

EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 6 Month EURIBOR + 7.000%	9.752(c)	04/30/27	EUR	7,300	6,528,283

Telecommunications 0.2%

CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%	6.885(c)	03/15/27		526	432,810
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	7.885(c)	05/27/24		1,624	1,397,569

					1,830,379

TOTAL FLOATING RATE AND OTHER LOANS (cost $30,319,681)					26,467,591

MUNICIPAL BONDS 0.8%

Illinois 0.1%

State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33		1,210	1,189,614

Puerto Rico 0.7%

Commonwealth of Puerto Rico,
General Obligation, Sub-Series C	0.000(cc)	11/01/43		12,169	5,232,798

See Notes to Financial Statements.

PGIM Strategic Bond Fund    39

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico (cont’d.)

Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Revenue Bonds, Restructured, Series A-1	4.750%	07/01/53	700	$627,609
Revenue Bonds, Series A-1	5.000	07/01/58	1,780	1,645,134

				7,505,541

TOTAL MUNICIPAL BONDS (cost $10,426,143)				8,695,155

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.4%

Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	6.467(c)	10/25/28	10	10,124
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	6.217(c)	07/25/29	51	50,942
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	8.217(c)	06/25/30	2,627	2,650,841
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	7.434(c)	03/25/31	2,280	2,279,998
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.884(c)	09/25/31	900	874,268
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%^	6.376(c)	09/12/26	5,041	5,040,952
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	6.767(c)	09/25/31	258	258,444
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	6.717(c)	10/25/39	136	136,268
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)	6.667(c)	01/25/40	922	929,978
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	7.584(c)	10/25/41	3,670	3,495,846
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	6.317(c)	11/25/28	52	51,597
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	6.417(c)	04/25/29	90	90,235
Fannie Mae Interest Strips,
Series 422, Class C7, IO	3.500	11/25/35	3,328	447,475

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae REMIC, Series 2018-80, Class GC	3.500%	10/25/48	1,500	$1,307,317
FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	7.884(c)	08/25/33	6,150	5,930,467
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	9.717(c)	06/25/50	479	508,943
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	10.617(c)	08/25/50	3,990	4,329,746
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	9.284(c)	10/25/50	630	663,314
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	7.284(c)	10/25/50	176	178,483
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	7.484(c)	12/25/50	3,240	3,151,579
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	7.717(c)	03/25/50	113	116,235
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	9.867(c)	09/25/50	1,068	1,127,937
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	7.534(c)	01/25/34	2,320	2,192,909
Government National Mortgage Assoc.,
Series 2016-69, Class B	3.000	05/20/46	3,461	3,044,251
Series 2019-137, Class IO, IO	3.000	11/20/49	4,729	690,039
Series 2019-159, Class IJ, IO	3.500	12/20/49	816	156,248
Home Re Ltd., Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	6.267(c)	05/25/29	138	138,040
Loan Revolving Advance Investment Trust, Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	7.328(c)	06/30/23	366	362,073
New Residential Mortgage Loan Trust, Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	5.367(c)	01/25/48	114	111,608
Oaktown Re VII Ltd., Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	7.384(c)	04/25/34	3,900	3,879,685

See Notes to Financial Statements.

PGIM Strategic Bond Fund    41

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PMT Credit Risk Transfer Trust, Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)	7.417%(c)	02/27/24		5,079		$5,001,337
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	7.467(c)	02/25/25		1,720		1,714,275
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	7.267(c)	08/25/25		1,300		1,275,464
Radnor Re Ltd., Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	8.184(c)	11/25/31		3,700		3,732,977
Retiro Mortgage Securities DAC (Spain), Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	4.468(c)	07/30/75	EUR	1,188		1,201,983
TFS (Spain), Series 2018-03^	0.000(s)	04/16/40	EUR	—	(r)	444

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $58,151,239)						57,132,322

SOVEREIGN BONDS 2.8%
1MDB Global Investments Ltd. (Malaysia), Sr. Unsec’d. Notes	4.400	03/09/23		4,000		3,968,800
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333	02/15/28		1,515		1,482,617
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes	1.375	09/23/50	EUR	30		16,936
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	7.500	02/02/34		1,960		1,854,160
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		1,635		1,512,682
Sr. Unsec’d. Notes, 144A	5.950	01/25/27		2,270		2,220,769
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.200	07/17/34	EUR	120		128,013
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	1,080		1,010,093
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	615		474,776
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	135		130,456
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	380		392,204

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.125%	06/15/25	EUR	1,130	$1,153,593
Sr. Unsec’d. Notes, 144A	5.750	12/31/32		352	319,245
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24		200	189,673
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24		200	195,574
Lembaga Pembiayaan Ekspor Indonesia (Indonesia), Sr. Unsec’d. Notes, EMTN	3.875	04/06/24		801	784,067
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.875	10/17/29		1,000	838,837
Sr. Unsec’d. Notes, MTN(a)	5.375	06/15/33		3,300	3,194,903
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	742	587,629
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	105	83,155
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	943	741,077
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	4,453	4,144,157
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	1,095	860,529
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	1,006	678,862
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		508	373,634
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		425	424,469
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	4.375	01/27/32	EUR	1,140	198,953
Sr. Unsec’d. Notes	7.750	09/01/24		100	22,831
Sr. Unsec’d. Notes	7.750	09/01/26		430	78,556
Sr. Unsec’d. Notes	8.994	02/01/26		200	37,225
Sr. Unsec’d. Notes, 144A	4.375	01/27/32	EUR	1,355	236,475
Sr. Unsec’d. Notes, 144A	7.750	09/01/24		3,550	810,509
Sr. Unsec’d. Notes, 144A	7.750	09/01/25		520	106,860
Sr. Unsec’d. Notes, 144A	8.994	02/01/26		650	120,981
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.975	04/20/55		100	95,700

TOTAL SOVEREIGN BONDS (cost $39,764,116)					29,469,000

U.S. GOVERNMENT AGENCY OBLIGATIONS 13.7%
Federal National Mortgage Assoc.	2.000	TBA		5,500	4,478,955
Federal National Mortgage Assoc.	3.000	TBA		3,500	3,080,889
Federal National Mortgage Assoc.	3.000	TBA		16,000	14,071,562

See Notes to Financial Statements.

PGIM Strategic Bond Fund    43

Schedule of Investments  (continued)

as of February 28, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	TBA	7,000	$6,371,640
Federal National Mortgage Assoc.	3.500	TBA	10,500	9,559,922
Federal National Mortgage Assoc.	4.000	TBA	45,000	42,236,719
Federal National Mortgage Assoc.	4.500	TBA	31,500	30,348,281
Federal National Mortgage Assoc.	5.500	TBA	10,500	10,481,953
Federal National Mortgage Assoc.	6.000	TBA	500	505,779
Government National Mortgage Assoc.	3.000	TBA	10,000	8,925,977
Government National Mortgage Assoc.	3.500	TBA	15,000	13,783,008

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $145,766,465)				143,844,685

U.S. TREASURY OBLIGATIONS 10.5%
U.S. Treasury Bonds(k)	2.250	05/15/41	23,620	17,947,509
U.S. Treasury Bonds(k)	2.375	02/15/42	4,989	3,837,632
U.S. Treasury Bonds(kk)	2.375	11/15/49	23,965	17,685,421
U.S. Treasury Bonds(h)(kk)	2.750	08/15/47	21,455	17,066,782
U.S. Treasury Bonds(k)	3.000	11/15/44	165	138,110
U.S. Treasury Bonds	3.000	05/15/45	865	722,275
U.S. Treasury Bonds(k)	3.125	02/15/43	4,825	4,157,793
U.S. Treasury Bonds(k)	3.625	02/15/44	1,765	1,637,589
U.S. Treasury Notes	3.500	02/15/33	4,000	3,868,750
U.S. Treasury Notes(k)	4.125	11/15/32	26,185	26,610,506
U.S. Treasury Strips Coupon(k)	1.394(s)	11/15/41	525	239,675
U.S. Treasury Strips Coupon(k)	1.450(s)	08/15/42	305	134,403
U.S. Treasury Strips Coupon(k)	1.781(s)	08/15/40	12,460	5,998,809
U.S. Treasury Strips Coupon	1.810(s)	02/15/40	4,360	2,138,444
U.S. Treasury Strips Coupon(k)	1.960(s)	05/15/41	785	365,945
U.S. Treasury Strips Coupon(k)	2.056(s)	11/15/38	110	56,989
U.S. Treasury Strips Coupon	2.058(s)	02/15/39	1,170	599,396
U.S. Treasury Strips Coupon(k)	2.208(s)	05/15/39	1,375	697,114
U.S. Treasury Strips Coupon(k)	2.340(s)	02/15/43	7,190	3,095,351
U.S. Treasury Strips Coupon	2.394(s)	11/15/43	2,247	942,160
U.S. Treasury Strips Coupon(k)	2.423(s)	11/15/40	640	304,825
U.S. Treasury Strips Coupon	2.437(s)	05/15/44	2,230	913,952
U.S. Treasury Strips Coupon(k)	3.081(s)	08/15/41	1,295	597,622
U.S. Treasury Strips Principal(k)	2.060(s)	11/15/44	1,145	472,805

TOTAL U.S. TREASURY OBLIGATIONS (cost $127,021,557)				110,229,857

See Notes to Financial Statements.

44

Description	Shares	Value

COMMON STOCKS 0.5%

Chemicals 0.2%

TPC Group, Inc.*^	70,274	$1,405,480

Electric Utilities 0.0%

GenOn Energy Holdings, Inc. (Class A Stock) (original cost $81,798; purchased 02/28/19)*^(f)	677	67,700

Gas Utilities 0.1%

Ferrellgas Partners LP (Class B Stock)^	5,838	1,102,434

Hotels, Restaurants & Leisure 0.0%

Codere New Topco SA (Spain) (original cost $0; purchased 11/19/21)^(f)	12,376	—

Independent Power & Renewable Electricity Producers 0.0%

Vistra Corp.	10,516	231,247

Oil, Gas & Consumable Fuels 0.1%

Chesapeake Energy Corp.	14,803	1,196,230

Wireless Telecommunication Services 0.1%

Intelsat Jackson Holdings SA (Luxembourg)*	44,309	1,085,571

TOTAL COMMON STOCKS (cost $2,534,045)		5,088,662

PREFERRED STOCK 0.4%

Gas Utilities

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^ (cost $3,807,250)	3,925	3,925,000

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	4,639	44,213

See Notes to Financial Statements.

PGIM Strategic Bond Fund    45

Schedule of Investments  (continued)

as of February 28, 2023

Description	Units	Value

RIGHTS* (Continued)

Wireless Telecommunication Services (cont’d.)

Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	4,639	$9,183

TOTAL RIGHTS (cost $0)		53,396

TOTAL LONG-TERM INVESTMENTS (cost $1,329,801,222)		1,159,938,754

	Shares

SHORT-TERM INVESTMENTS 6.8%

AFFILIATED MUTUAL FUND 5.8%
PGIM Institutional Money Market Fund (cost $61,069,127; includes $60,821,376 of cash collateral for securities on loan)(b)(we)	61,138,778	61,120,436

UNAFFILIATED FUND 1.0%
Dreyfus Government Cash Management (Institutional Shares) (cost $10,195,005)	10,195,005	10,195,005

TOTAL SHORT-TERM INVESTMENTS (cost $71,264,132)		71,315,441

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 117.1% (cost $1,401,065,354)		1,231,254,195

OPTIONS WRITTEN*~ (0.0)% (premiums received $64,258)		(67,718)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 117.1% (cost $1,401,001,096)		1,231,186,477

Liabilities in excess of other assets(z) (17.1)%		(179,738,428)

NET ASSETS 100.0%		$1,051,448,049

Below is a list of the abbreviation(s) used in the annual report:

BRL—Brazilian Real
CHF—Swiss Franc
CLP—Chilean Peso
CNH—Chinese Renminbi
COP—Colombian Peso
CZK—Czech Koruna
EUR—Euro
GBP—British Pound

See Notes to Financial Statements.

46

HUF—Hungarian Forint
IDR—Indonesian Rupiah
ILS—Israeli Shekel
INR—Indian Rupee
KRW—South Korean Won
MXN—Mexican Peso
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso
PLN—Polish Zloty
SGD—Singapore Dollar
THB—Thai Baht
TWD—New Taiwanese Dollar
USD—US Dollar
ZAR—South African Rand
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A—Annual payment frequency for swaps
BARC—Barclays Bank PLC
BNP—BNP Paribas S.A.
BOA—Bank of America, N.A.
CDX—Credit Derivative Index
CGM—Citigroup Global Markets, Inc.
CITI—Citibank, N.A.
CLO—Collateralized Loan Obligation
CVR—Contingent Value Rights
DAC—Designated Activity Company
DB—Deutsche Bank AG
EMTN—Euro Medium Term Note
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corporation
FNMA—Federal National Mortgage Association
GMTN—Global Medium Term Note
GS—Goldman Sachs & Co. LLC
GSI—Goldman Sachs International
HSBC—HSBC Bank PLC iBoxx—Bond Market Indices
IO—Interest Only (Principal amount represents notional)
JPM—JPMorgan Chase Bank N.A.
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
M—Monthly payment frequency for swaps
MSI—Morgan Stanley & Co International PLC
MTN—Medium Term Note
OJSC—Open Joint-Stock Company
OTC—Over-the-counter
PIK—Payment-in-Kind
PJSC—Public Joint-Stock Company
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SCB—Standard Chartered Bank

See Notes to Financial Statements.

PGIM Strategic Bond Fund    47

Schedule of Investments  (continued)

as of February 28, 2023

SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Index Average
STRIPs—Separate Trading of Registered Interest and Principal of Securities
T—Swap payment upon termination
TBA—To Be Announced
TD—The Toronto-Dominion Bank
UAG—UBS AG
USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $23,723,426 and 2.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $58,935,298; cash collateral of $60,821,376 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $21,528,347. The aggregate value of $13,514,559 is 1.3% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
FNMA TBA 5.50%	Put	CGM	04/06/23	$99.56	—	7,000	$(32,282)
FNMA TBA 5.50%	Put	CGM	04/06/23	$99.64	—	7,000	(34,705)

Total OTC Traded (premiums received $64,258)							$(66,987)

See Notes to Financial Statements.

48

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
GS_21-PJA†† ^	Put	GSI	06/17/24	0.25%	0.25	%(M)	GS_21-PJA	(M)	44,920	$(731)
(premiums received $0)

Total Options Written (premiums received $64,258)										$(67,718)

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value at February 28, 2023	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	59,580	$46,862	$(140,219)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	81,720	43,918	(218,812)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	81,720	21,142	(241,053)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	86,770	16,202	(317,863)
CDX.NA.IG.39.V1, 12/20/27	Put	04/19/23	0.80%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	40,530	87,430	(45,913)
CDX.NA.IG.39.V1, 12/20/27	Put	04/19/23	0.85%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	34,540	53,409	(55,738)
CDX.NA.IG.39.V1, 12/20/27	Put	04/19/23	0.88%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	40,530	53,308	(101,516)

Total Centrally Cleared Swaptions (cost $1,443,385)								$322,271	$(1,121,114)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value at February 28, 2023	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	59,580	$(27,407)	$97,711
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	81,720	(70,774)	105,987
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG. 39.V1(Q)	1.00	%(Q)	81,720	(116,683)	66,497

See Notes to Financial Statements.

PGIM Strategic Bond Fund    49

Schedule of Investments  (continued)

as of February 28, 2023

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at February 28, 2023	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	86,770	$(254,199)	$(25,126)
CDX.NA.IG.39.V1, 12/20/27	Call	04/19/23	0.73%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	40,530	(43,400)	49,819
CDX.NA.IG.39.V1, 12/20/27	Call	04/19/23	0.75%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	34,540	(53,226)	33,124
CDX.NA.IG.39.V1, 12/20/27	Call	04/19/23	0.78%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	40,530	(84,937)	13,551
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	59,580	(3,170)	50,452
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	81,720	(4,092)	72,724
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	81,720	(3,683)	87,562
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	86,770	(3,727)	113,413
CDX.NA.IG.39.V1, 12/20/27	Put	04/19/23	1.10%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	40,530	(15,468)	28,710
CDX.NA.IG.39.V1, 12/20/27	Put	04/19/23	1.15%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	40,530	(12,487)	49,929

Total Centrally Cleared Swaptions (premiums received $1,437,606)							$(693,253)	$744,353

Futures contracts outstanding at February 28, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,247	2 Year U.S. Treasury Notes	Jun. 2023	$254,047,023	$(711,088)
1,426	5 Year U.S. Treasury Notes	Jun. 2023	152,659,988	(876,674)
1,112	10 Year U.S. Treasury Notes	Jun. 2023	124,161,750	(177,968)
295	10 Year U.S. Ultra Treasury Notes	Jun. 2023	34,570,313	(85,498)
57	20 Year U.S. Treasury Bonds	Jun. 2023	7,137,469	(62,853)
252	30 Year U.S. Ultra Treasury Bonds	Jun. 2023	34,035,750	(321,675)

				(2,235,756)

Short Positions:
211	5 Year Euro-Bobl	Mar. 2023	25,705,262	968,508
13	5 Year Euro-Bobl	Jun. 2023	1,591,299	4,815

See Notes to Financial Statements.

50

Futures contracts outstanding at February 28, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
81	10 Year Euro-Bund	Mar. 2023	$11,386,891	$761,319
57	Euro Schatz Index	Mar. 2023	6,329,129	104,557

				1,839,199

				$(396,557)

Forward foreign currency exchange contracts outstanding at February 28, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/02/23	CITI	BRL	6,388	$1,250,912	$1,219,650	$—	$(31,262)
Expiring 03/02/23	CITI	BRL	5,513	1,060,807	1,052,554	—	(8,253)
British Pound,
Expiring 04/19/23	JPM	GBP	1,390	1,672,522	1,673,505	983	—
Chilean Peso,
Expiring 03/15/23	BARC	CLP	1,460,083	1,836,000	1,760,769	—	(75,231)
Expiring 03/15/23	CITI	CLP	1,830,554	2,313,000	2,207,535	—	(105,465)
Expiring 03/15/23	MSI	CLP	2,117,592	2,608,000	2,553,684	—	(54,316)
Colombian Peso,
Expiring 03/15/23	BARC	COP	10,997,269	2,176,000	2,256,072	80,072	—
Expiring 03/15/23	BARC	COP	10,933,583	2,196,000	2,243,007	47,007	—
Expiring 03/15/23	BARC	COP	10,100,784	2,047,000	2,072,160	25,160	—
Expiring 03/15/23	BNP	COP	23,420,373	4,808,157	4,804,652	—	(3,505)
Expiring 03/15/23	BNP	COP	14,004,320	2,857,150	2,872,964	15,814	—
Expiring 03/15/23	BNP	COP	7,553,680	1,583,000	1,549,625	—	(33,375)
Expiring 03/15/23	BOA	COP	8,135,204	1,693,000	1,668,924	—	(24,076)
Expiring 03/15/23	CITI	COP	12,190,572	2,534,999	2,500,876	—	(34,123)
Expiring 03/15/23	CITI	COP	10,828,994	2,320,000	2,221,551	—	(98,449)
Expiring 03/15/23	CITI	COP	10,008,816	2,180,000	2,053,293	—	(126,707)
Expiring 03/15/23	UAG	COP	10,272,645	2,114,000	2,107,417	—	(6,583)
Czech Koruna,
Expiring 04/19/23	CITI	CZK	50,754	2,282,000	2,278,129	—	(3,871)
Expiring 04/19/23	MSI	CZK	49,732	2,240,000	2,232,279	—	(7,721)
Euro,
Expiring 04/19/23	BARC	EUR	1,642	1,767,348	1,742,037	—	(25,311)
Hungarian Forint,
Expiring 04/19/23	BARC	HUF	250,988	661,763	690,181	28,418	—
Expiring 04/19/23	BOA	HUF	759,038	2,027,237	2,087,247	60,010	—
Expiring 04/19/23	HSBC	HUF	2,437,031	6,384,760	6,701,488	316,728	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund    51

Schedule of Investments  (continued)

as of February 28, 2023

Forward foreign currency exchange contracts outstanding at February 28, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 04/19/23	HSBC	HUF	1,624,687	$4,282,875	$4,467,658	$184,783	$—
Expiring 04/19/23	JPM	HUF	976,167	2,592,156	2,684,320	92,164	—
Expiring 04/19/23	TD	HUF	1,464,251	3,903,690	4,026,481	122,791	—
Indian Rupee,
Expiring 03/15/23	BOA	INR	214,949	2,595,000	2,598,671	3,671	—
Expiring 03/15/23	CITI	INR	214,540	2,587,000	2,593,725	6,725	—
Expiring 03/15/23	CITI	INR	149,310	1,796,000	1,805,120	9,120	—
Expiring 03/15/23	HSBC	INR	217,142	2,631,000	2,625,179	—	(5,821)
Expiring 03/15/23	JPM	INR	188,196	2,310,000	2,275,231	—	(34,769)
Expiring 03/15/23	JPM	INR	176,149	2,129,000	2,129,592	592	—
Indonesian Rupiah,
Expiring 03/15/23	CITI	IDR	34,504,730	2,210,000	2,262,964	52,964	—
Expiring 03/15/23	HSBC	IDR	36,371,798	2,355,000	2,385,414	30,414	—
Expiring 03/15/23	HSBC	IDR	33,832,062	2,169,000	2,218,847	49,847	—
Expiring 03/15/23	HSBC	IDR	31,773,818	2,095,000	2,083,859	—	(11,141)
Expiring 03/15/23	JPM	IDR	109,507,683	6,974,567	7,181,969	207,402	—
Expiring 03/15/23	SCB	IDR	51,087,875	3,282,000	3,350,556	68,556	—
Israeli Shekel,
Expiring 03/15/23	BARC	ILS	7,412	2,203,000	2,029,823	—	(173,177)
Expiring 03/15/23	BOA	ILS	7,680	2,263,000	2,102,979	—	(160,021)
Expiring 03/15/23	BOA	ILS	7,449	2,196,000	2,039,912	—	(156,088)
Expiring 03/15/23	CITI	ILS	8,017	2,357,000	2,195,434	—	(161,566)
Expiring 03/15/23	CITI	ILS	7,858	2,306,000	2,151,810	—	(154,190)
Expiring 03/15/23	CITI	ILS	7,483	2,192,000	2,049,274	—	(142,726)
Expiring 03/15/23	CITI	ILS	7,339	2,182,000	2,009,811	—	(172,189)
Expiring 03/15/23	CITI	ILS	7,168	2,100,000	1,962,833	—	(137,167)
Expiring 03/15/23	JPM	ILS	7,673	2,284,000	2,101,072	—	(182,928)
Mexican Peso,
Expiring 03/15/23	CITI	MXN	224,246	11,491,246	12,220,819	729,573	—
Expiring 03/15/23	CITI	MXN	52,884	2,687,000	2,882,030	195,030	—
Expiring 03/15/23	CITI	MXN	50,706	2,685,000	2,763,318	78,318	—
Expiring 03/15/23	CITI	MXN	44,695	2,359,000	2,435,783	76,783	—
Expiring 03/15/23	CITI	MXN	41,018	2,161,000	2,235,347	74,347	—
Expiring 03/15/23	GSI	MXN	56,781	2,894,000	3,094,441	200,441	—
Expiring 03/15/23	GSI	MXN	28,513	1,548,000	1,553,862	5,862	—
Expiring 03/15/23	HSBC	MXN	44,795	2,337,000	2,441,194	104,194	—
Expiring 03/15/23	HSBC	MXN	42,579	2,194,000	2,320,423	126,423	—
Expiring 03/15/23	JPM	MXN	51,578	2,634,000	2,810,873	176,873	—
Expiring 03/15/23	JPM	MXN	42,160	2,210,000	2,297,632	87,632	—
New Taiwanese Dollar,
Expiring 03/15/23	BOA	TWD	71,554	2,398,000	2,331,063	—	(66,937)
Expiring 03/15/23	CITI	TWD	68,568	2,300,000	2,233,775	—	(66,225)

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at February 28, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 03/15/23	CITI	TWD	65,405	$2,219,000	$2,130,746	$—	$(88,254)
Expiring 03/15/23	CITI	TWD	44,567	1,464,000	1,451,894	—	(12,106)
Expiring 03/15/23	GSI	TWD	109,232	3,658,000	3,558,514	—	(99,486)
Expiring 03/15/23	HSBC	TWD	111,627	3,704,000	3,636,567	—	(67,433)
Expiring 03/15/23	HSBC	TWD	96,777	3,209,000	3,152,774	—	(56,226)
Expiring 03/15/23	HSBC	TWD	78,886	2,618,000	2,569,912	—	(48,088)
Expiring 03/15/23	JPM	TWD	99,372	3,258,000	3,237,321	—	(20,679)
Expiring 03/15/23	MSI	TWD	78,939	2,591,000	2,571,642	—	(19,358)
Expiring 03/15/23	MSI	TWD	76,500	2,538,000	2,492,208	—	(45,792)
New Zealand Dollar,
Expiring 04/19/23	MSI	NZD	2,506	1,600,931	1,549,549	—	(51,382)
Peruvian Nuevo Sol,
Expiring 03/15/23	MSI	PEN	8,316	2,153,182	2,188,985	35,803	—
Philippine Peso,
Expiring 03/15/23	CITI	PHP	195,737	3,519,000	3,529,587	10,587	—
Expiring 03/15/23	GSI	PHP	331,396	6,081,000	5,975,823	—	(105,177)
Expiring 03/15/23	HSBC	PHP	147,339	2,632,000	2,656,862	24,862	—
Expiring 03/15/23	JPM	PHP	140,171	2,515,000	2,527,600	12,600	—
Expiring 03/15/23	JPM	PHP	125,763	2,259,000	2,267,792	8,792	—
Expiring 03/15/23	JPM	PHP	121,570	2,208,000	2,192,187	—	(15,813)
Expiring 03/15/23	JPM	PHP	86,905	1,548,000	1,567,088	19,088	—
Expiring 03/15/23	SCB	PHP	149,874	2,693,000	2,702,558	9,558	—
Expiring 03/15/23	SCB	PHP	132,085	2,359,000	2,381,798	22,798	—
Expiring 03/15/23	SCB	PHP	117,035	2,081,000	2,110,413	29,413	—
Singapore Dollar,
Expiring 03/15/23	GSI	SGD	3,650	2,704,000	2,708,099	4,099	—
Expiring 03/15/23	MSI	SGD	2,640	1,953,323	1,958,226	4,903	—
South African Rand,
Expiring 03/15/23	HSBC	ZAR	38,433	2,204,000	2,089,986	—	(114,014)
Expiring 03/15/23	JPM	ZAR	229,457	13,150,143	12,477,745	—	(672,398)
South Korean Won,
Expiring 03/15/23	UAG	KRW	2,835,043	2,160,000	2,146,730	—	(13,270)
Thai Baht,
Expiring 03/15/23	CITI	THB	123,194	3,556,000	3,491,029	—	(64,971)
Expiring 03/15/23	CITI	THB	76,733	2,233,000	2,174,420	—	(58,580)
Expiring 03/15/23	DB	THB	82,850	2,380,000	2,347,779	—	(32,221)
Expiring 03/15/23	HSBC	THB	167,702	4,827,000	4,752,281	—	(74,719)
Expiring 03/15/23	HSBC	THB	123,988	3,584,000	3,513,541	—	(70,459)
Expiring 03/15/23	HSBC	THB	87,557	2,546,000	2,481,157	—	(64,843)
Expiring 03/15/23	HSBC	THB	75,381	2,313,000	2,136,111	—	(176,889)
Expiring 03/15/23	HSBC	THB	61,843	1,837,000	1,752,474	—	(84,526)

See Notes to Financial Statements.

PGIM Strategic Bond Fund    53

Schedule of Investments  (continued)

as of February 28, 2023

Forward foreign currency exchange contracts outstanding at February 28, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/15/23	JPM	THB	75,259	$2,207,000	$2,132,654	$—	$(74,346)
Expiring 03/15/23	SCB	THB	73,976	2,205,000	2,096,293	—	(108,707)

				$263,274,768	$262,213,038	3,441,200	(4,502,930)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/02/23	CITI	BRL	11,901	$2,327,000	$2,272,203	$54,797	$—
Expiring 04/04/23	CITI	BRL	5,513	1,053,691	1,045,910	7,781	—
British Pound,
Expiring 04/19/23	HSBC	GBP	25,949	31,687,795	31,241,400	446,395	—
Chilean Peso,
Expiring 03/15/23	BARC	CLP	2,801,949	3,223,632	3,378,977	—	(155,345)
Expiring 03/15/23	CITI	CLP	1,898,468	2,296,000	2,289,435	6,565	—
Expiring 03/15/23	JPM	CLP	1,334,028	1,627,121	1,608,755	18,366	—
Expiring 03/15/23	MSI	CLP	1,987,153	2,258,000	2,396,383	—	(138,383)
Expiring 03/15/23	MSI	CLP	1,736,711	2,119,000	2,094,366	24,634	—
Expiring 03/15/23	UAG	CLP	2,166,992	2,598,000	2,613,258	—	(15,258)
Expiring 03/15/23	UAG	CLP	1,421,494	1,703,001	1,714,234	—	(11,233)
Chinese Renminbi,
Expiring 05/23/23	HSBC	CNH	16,272	2,344,000	2,354,508	—	(10,508)
Expiring 05/23/23	JPM	CNH	18,032	2,604,001	2,609,081	—	(5,080)
Expiring 05/23/23	MSI	CNH	158,307	23,128,749	22,906,151	222,598	—
Colombian Peso,
Expiring 03/15/23	BNP	COP	5,990,827	1,202,908	1,229,009	—	(26,101)
Expiring 03/15/23	BNP	COP	3,260,625	664,092	668,912	—	(4,820)
Expiring 03/15/23	MSI	COP	11,938,949	2,420,000	2,449,256	—	(29,256)
Expiring 03/15/23	UAG	COP	10,833,552	2,165,000	2,222,486	—	(57,486)
Czech Koruna,
Expiring 04/19/23	HSBC	CZK	35,123	1,573,059	1,576,523	—	(3,464)
Expiring 04/19/23	MSI	CZK	50,875	2,306,000	2,283,561	22,439	—
Euro,
Expiring 04/19/23	MSI	EUR	71,836	78,371,591	76,206,652	2,164,939	—
Expiring 04/19/23	SCB	EUR	67,598	73,490,377	71,709,986	1,780,391	—
Indian Rupee,
Expiring 03/15/23	CITI	INR	317,724	3,817,970	3,841,188	—	(23,218)
Expiring 03/15/23	CITI	INR	182,744	2,202,000	2,209,321	—	(7,321)
Expiring 03/15/23	JPM	INR	216,302	2,615,000	2,615,032	—	(32)

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at February 28, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 03/15/23	BOA	IDR	45,421,442	$2,989,000	$2,978,927	$10,073	$—
Expiring 03/15/23	BOA	IDR	39,822,336	2,610,000	2,611,715	—	(1,715)
Expiring 03/15/23	BOA	IDR	25,130,314	1,688,400	1,648,151	40,249	—
Expiring 03/15/23	CITI	IDR	33,227,091	2,187,000	2,179,171	7,829	—
Expiring 03/15/23	CITI	IDR	10,778,022	723,600	706,868	16,732	—
Expiring 03/15/23	JPM	IDR	35,390,491	2,369,000	2,321,056	47,944	—
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	3,857	1,128,575	1,056,080	72,495	—
Mexican Peso,
Expiring 03/15/23	BARC	MXN	39,439	2,071,000	2,149,309	—	(78,309)
Expiring 03/15/23	BNP	MXN	60,107	3,177,000	3,275,658	—	(98,658)
Expiring 03/15/23	CITI	MXN	57,103	2,842,000	3,111,989	—	(269,989)
Expiring 03/15/23	JPM	MXN	31,776	1,608,000	1,731,685	—	(123,685)
New Taiwanese Dollar,
Expiring 03/15/23	CITI	TWD	80,883	2,658,000	2,634,981	23,019	—
Expiring 03/15/23	GSI	TWD	103,795	3,366,000	3,381,392	—	(15,392)
Expiring 03/15/23	JPM	TWD	599,852	19,925,343	19,541,820	383,523	—
Peruvian Nuevo Sol,
Expiring 03/15/23	BARC	PEN	8,751	2,255,000	2,303,501	—	(48,501)
Expiring 03/15/23	CITI	PEN	8,744	2,259,000	2,301,795	—	(42,795)
Expiring 03/15/23	UAG	PEN	8,353	2,153,000	2,198,945	—	(45,945)
Philippine Peso,
Expiring 03/15/23	BOA	PHP	192,721	3,526,000	3,475,188	50,812	—
Expiring 03/15/23	CITI	PHP	193,730	3,555,000	3,493,385	61,615	—
Expiring 03/15/23	HSBC	PHP	141,128	2,581,000	2,544,853	36,147	—
Expiring 03/15/23	JPM	PHP	142,644	2,583,000	2,572,186	10,814	—
Expiring 03/15/23	JPM	PHP	107,713	1,923,000	1,942,309	—	(19,309)
Expiring 03/15/23	MSI	PHP	917,757	16,177,623	16,549,225	—	(371,602)
Expiring 03/15/23	MSI	PHP	134,047	2,446,122	2,417,179	28,943	—
Expiring 03/15/23	MSI	PHP	66,770	1,222,878	1,204,018	18,860	—
Expiring 03/15/23	SCB	PHP	192,867	3,396,000	3,477,834	—	(81,834)
Expiring 03/15/23	SCB	PHP	143,322	2,615,000	2,584,413	30,587	—
Expiring 03/15/23	SCB	PHP	128,636	2,278,000	2,319,605	—	(41,605)
Polish Zloty,
Expiring 04/19/23	BARC	PLN	11,119	2,480,340	2,490,702	—	(10,362)
Expiring 04/19/23	BARC	PLN	5,468	1,221,660	1,224,898	—	(3,238)
Expiring 04/19/23	BARC	PLN	2,470	563,443	553,256	10,187	—
Expiring 04/19/23	BOA	PLN	8,067	1,850,245	1,807,095	43,150	—
Expiring 04/19/23	CITI	PLN	12,082	2,746,000	2,706,411	39,589	—
Expiring 04/19/23	CITI	PLN	9,346	2,139,000	2,093,524	45,476	—
Expiring 04/19/23	MSI	PLN	26,747	6,080,698	5,991,602	89,096	—
Expiring 04/19/23	MSI	PLN	9,281	2,123,000	2,079,053	43,947	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund    55

Schedule of Investments  (continued)

as of February 28, 2023

Forward foreign currency exchange contracts outstanding at February 28, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar,
Expiring 03/15/23	HSBC	SGD	4,937	$3,713,000	$3,662,862	$50,138	$—
Expiring 03/15/23	HSBC	SGD	2,822	2,097,000	2,093,489	3,511	—
South African Rand,
Expiring 03/15/23	BARC	ZAR	57,197	3,265,000	3,110,352	154,648	—
Expiring 03/15/23	BOA	ZAR	53,584	3,167,000	2,913,873	253,127	—
Expiring 03/15/23	BOA	ZAR	41,994	2,339,000	2,283,604	55,396	—
Expiring 03/15/23	DB	ZAR	35,536	2,031,000	1,932,429	98,571	—
Expiring 03/15/23	JPM	ZAR	40,941	2,393,000	2,226,331	166,669	—
Expiring 03/15/23	JPM	ZAR	37,387	2,199,000	2,033,081	165,919	—
South Korean Won,
Expiring 03/15/23	BOA	KRW	3,330,323	2,647,000	2,521,762	125,238	—
Expiring 03/15/23	GSI	KRW	3,608,607	2,941,000	2,732,482	208,518	—
Expiring 03/15/23	MSI	KRW	3,337,914	2,636,000	2,527,510	108,490	—
Expiring 03/15/23	MSI	KRW	3,086,610	2,369,212	2,337,219	31,993	—
Expiring 03/15/23	MSI	KRW	2,718,248	2,215,000	2,058,291	156,709	—
Expiring 03/15/23	SCB	KRW	2,766,402	2,195,000	2,094,754	100,246	—
Expiring 03/15/23	UAG	KRW	3,331,640	2,627,000	2,522,759	104,241	—
Swiss Franc,
Expiring 04/19/23	MSI	CHF	1,617	1,756,934	1,725,760	31,174	—
Thai Baht,
Expiring 03/15/23	GSI	THB	621,570	17,733,822	17,613,842	119,980	—
Expiring 03/15/23	GSI	THB	126,373	3,522,000	3,581,110	—	(59,110)
Expiring 03/15/23	HSBC	THB	75,740	2,204,000	2,146,306	57,694	—
Expiring 03/15/23	SCB	THB	109,235	3,051,000	3,095,461	—	(44,461)
Expiring 06/21/23	HSBC	THB	91,034	2,653,000	2,604,988	48,012	—
Expiring 06/21/23	SCB	THB	91,299	2,621,000	2,612,586	8,414	—

				$439,691,882	$433,627,217	7,908,680	(1,844,015)

						$11,349,880	$(6,346,945)

Cross currency exchange contracts outstanding at February 28, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
04/19/23	Buy	EUR	1,988	PLN	9,449	$—	$(7,643)	JPM
04/19/23	Buy	EUR	2,087	CZK	50,103	—	(34,513)	BARC
04/19/23	Buy	EUR	2,556	HUF	988,348	—	(6,743)	BARC
04/19/23	Buy	EUR	2,940	CZK	70,462	—	(43,795)	BOA
04/19/23	Buy	EUR	3,360	PLN	16,026	—	(25,076)	CITI

See Notes to Financial Statements.

56

Cross currency exchange contracts outstanding at February 28, 2023 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
04/19/23	Buy	HUF	621,869	EUR	1,550	$66,075	$—	BARC
04/19/23	Buy	HUF	710,305	EUR	1,789	55,721	—	HSBC
04/19/23	Buy	HUF	775,803	EUR	1,945	69,916	—	BOA
04/19/23	Buy	HUF	906,476	EUR	2,292	61,456	—	BOA
04/19/23	Buy	PLN	10,238	EUR	2,153	9,362	—	BOA
04/19/23	Buy	PLN	10,301	EUR	2,164	11,777	—	MSI

						$274,307	$(117,770)

Credit default swap agreements outstanding at February 28, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Fair Value		Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)		Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
Bayview Opportunity Master Fund Trust	03/30/23	0.500%(M)	601	*	$	258	$	(8)	$	266	GSI
Centex Home Equity Loan Trust	03/30/23	1.250%(M)	750	*		805		(26)		831	GSI
Countrywide Home Equity Loans	03/30/23	0.500%(M)	8,448	*		3,623		(117)		3,740	GSI
Credit Suisse Mortgage Trust	03/30/23	0.500%(M)	3,487	*		1,496		(48)		1,544	GSI
Credit Suisse Mortgage Trust	03/30/23	0.500%(M)	456	*		196		(6)		202	GSI
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust	03/30/23	0.500%(M)	5,209	*		2,234		(72)		2,306	GSI
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust	03/30/23	0.500%(M)	3,339	*		1,432		(46)		1,478	GSI
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust	03/30/23	0.500%(M)	901	*		386		(13)		399	GSI

See Notes to Financial Statements.

PGIM Strategic Bond Fund    57

Schedule of Investments  (continued)

as of February 28, 2023

Credit default swap agreements outstanding at February 28, 2023: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^ (cont’d.):
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust	03/30/23	0.500%(M)	420	*	$180	$(6)	$186	GSI
EMC Mortgage Loan Trust	03/30/23	1.250%(M)	1,431	*	1,534	(50)	1,584	GSI
Federal Home Loan Mortgage Corp.	03/29/23	1.250%(M)	2,033	*	2,461	(62)	2,523	GSI
Federal Home Loan Mortgage Corp.	03/29/23	1.250%(M)	1,330	*	1,610	(40)	1,650	GSI
Federal Home Loan Mortgage Corp.	03/29/23	1.250%(M)	960	4.670%	1,162	(29)	1,191	GSI
Federal Home Loan Mortgage Corp.	03/29/23	1.250%(M)	935	4.670%	1,132	(28)	1,160	GSI
Federal Home Loan Mortgage Corp.	03/29/23	1.250%(M)	401	4.670%	485	(12)	497	GSI
Federal Home Loan Mortgage Corp.	03/29/23	1.250%(M)	324	4.670%	393	(10)	403	GSI
GreenPoint Mortgage Funding Trust	03/30/23	0.500%(M)	983	*	421	(14)	435	GSI
GS Mortgage Backed Securities Trust	03/30/23	0.500%(M)	598	*	257	(8)	265	GSI
GS Mortgage Backed Securities Trust	03/30/23	0.500%(M)	553	*	237	(8)	245	GSI
GS Mortgage Backed Securities Trust	03/30/23	0.500%(M)	263	*	113	(4)	117	GSI
GS Mortgage Securities Corp. Trust	03/29/23	1.250%(M)	414	4.670%	501	(13)	514	GSI
GS_21-PJA††	03/14/23	0.500%(M)	40,041	*	31,112	(13,943)	45,055	GSI
Harborview Mortgage Loan Trust	03/30/23	0.500%(M)	12,765	*	5,475	(177)	5,652	GSI
Home Re Ltd.	03/30/23	1.250%(M)	2,615	*	2,803	(91)	2,894	GSI
Legacy Mortgage Asset Trust	03/30/23	0.500%(M)	4,446	*	1,906	(62)	1,968	GSI

See Notes to Financial Statements.

58

Credit default swap agreements outstanding at February 28, 2023: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^ (cont’d.):
Legacy Mortgage Asset Trust	03/30/23	0.500%(M)	2,502	*	$1,073	$(35)	$1,108	GSI
Legacy Mortgage Asset Trust	03/30/23	0.500%(M)	1,104	*	474	(15)	489	GSI
Legacy Mortgage Asset Trust	03/30/23	1.000%(M)	427	*	366	(12)	378	GSI
Lehman XS Trust	03/30/23	0.500%(M)	6,987	*	2,997	(97)	3,094	GSI
Lehman XS Trust	03/30/23	0.500%(M)	5,070	*	2,175	(70)	2,245	GSI
Lehman XS Trust	03/30/23	0.500%(M)	658	*	282	(9)	291	GSI
Ownit Mortgage Loan Asset-Backed Certificates	03/30/23	1.250%(M)	622	*	667	(22)	689	GSI
Preston Ridge Partners Mortgage Trust	03/30/23	0.500%(M)	39,870	*	17,098	(554)	17,652	GSI
Preston Ridge Partners Mortgage Trust	03/30/23	0.500%(M)	13,106	*	5,621	(182)	5,803	GSI
Preston Ridge Partners Mortgage Trust	03/30/23	0.500%(M)	1,352	*	580	(19)	599	GSI
Preston Ridge Partners Mortgage Trust	03/30/23	0.500%(M)	644	*	276	(9)	285	GSI
Pretium Mortgage Credit Partners LLC	03/30/23	0.500%(M)	19,607	*	8,409	(272)	8,681	GSI
Pretium Mortgage Credit Partners LLC	03/30/23	0.500%(M)	6,597	*	2,829	(92)	2,921	GSI
Pretium Mortgage Credit Partners LLC	03/30/23	0.500%(M)	3,822	*	1,639	(53)	1,692	GSI
Pretium Mortgage Credit Partners LLC	03/30/23	0.500%(M)	739	*	317	(10)	327	GSI
Residential Accredit Loans, Inc.	03/30/23	0.500%(M)	459	*	197	(6)	203	GSI

See Notes to Financial Statements.

PGIM Strategic Bond Fund    59

Schedule of Investments  (continued)

as of February 28, 2023

Credit default swap agreements outstanding at February 28, 2023: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^ (cont’d.):
Residential Asset Mortgage Products, Inc.	03/30/23	0.500%(M)	3,430	*	$1,471	$(48)	$1,519	GSI
Residential Asset Mortgage Products, Inc.	03/30/23	1.250%(M)	610	*	654	(21)	675	GSI
VCAT LLC	03/30/23	0.500%(M)	3,590	*	1,539	(50)	1,589	GSI
Vericrest Opportunity Loan Trust	03/30/23	0.500%(M)	2,098	*	900	(29)	929	GSI
Vericrest Opportunity Loan Trust	03/30/23	0.500%(M)	738	*	317	(10)	327	GSI
Vericrest Opportunity Loan Trust	03/30/23	0.500%(M)	704	*	302	(10)	312	GSI
Vericrest Opportunity Loan Trust	03/30/23	0.500%(M)	290	*	124	(4)	128	GSI
Wells Fargo Home Equity Trust	03/30/23	0.500%(M)	278	*	119	(4)	123	GSI

					$112,638	$(16,526)	$129,164

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	2,175	$176,739	$64,197	$112,542	BARC
Gazprom PAO	06/20/24	1.000%(Q)	1,515	361,783	635,405	(273,622)	BARC
United Mexican States	06/20/23	1.000%(Q)	35	(155)	14	(169)	CITI
United Mexican States	06/20/23	1.000%(Q)	30	(134)	29	(163)	CITI
United Mexican States	06/20/23	1.000%(Q)	10	(44)	11	(55)	CITI
United Mexican States	06/20/23	1.000%(Q)	10	(44)	10	(54)	CITI
United Mexican States	06/20/23	1.000%(Q)	10	(44)	4	(48)	CITI
United Mexican States	06/20/23	1.000%(Q)	5	(22)	2	(24)	CITI

See Notes to Financial Statements.

60

Credit default swap agreements outstanding at February 28, 2023: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
United Mexican States	06/20/24	1.000%(Q)	2,340	$(22,883)	$650	$(23,533)	BARC
United Mexican States	12/20/24	1.000%(Q)	180	(2,138)	458	(2,596)	CITI

				$513,058	$700,780	$(187,722)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	06/20/23	1.000%(Q)	2,220	0.384%	$8,568	$335	$8,233	GSI
Boeing Co.	06/20/24	1.000%(Q)	4,310	0.661%	27,020	7,792	19,228	GSI
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)EUR	2,860	28.209%	(679,713)	27,493	(707,206)	GSI
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)EUR	1,520	28.209%	(361,246)	15,135	(376,381)	GSI
General Motors Co.	06/20/26	5.000%(Q)	2,390	1.374%	283,485	308,274	(24,789)	GSI
Halliburton Co.	12/20/26	1.000%(Q)	2,770	0.639%	40,188	20,225	19,963	GSI
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	1,460	0.515%	11,864	7,398	4,466	GSI
International Bank for Reconstruction and Development	06/20/23	0.250%(Q)	10,760	0.100%	10,254	3,264	6,990	BOA
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	2.243%	(1,002)	(3,184)	2,182	BNP
Petroleos Mexicanos	06/20/23	1.000%(Q)	25	2.243%	(45)	(101)	56	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	25	2.243%	(45)	(86)	41	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.243%	(19)	(42)	23	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.243%	(18)	(41)	23	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.243%	(18)	(34)	16	CITI

See Notes to Financial Statements.

PGIM Strategic Bond Fund    61

Schedule of Investments  (continued)

as of February 28, 2023

Credit default swap agreements outstanding at February 28, 2023: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Petroleos Mexicanos	06/20/23	1.000%(Q)	5	2.243%	$(9)	$(17)	$8	CITI
Petroleos Mexicanos	06/20/24	1.000%(Q)	2,340	3.504%	(68,169)	(57,518)	(10,651)	BARC
Petroleos Mexicanos	12/20/24	1.000%(Q)	180	3.792%	(8,061)	(6,141)	(1,920)	CITI
Simon Property Group LP	06/20/26	1.000%(Q)	3,820	0.636%	49,955	29,347	20,608	GSI
Targa Resources Partners LP	06/20/23	5.000%(Q)	2,700	0.551%	63,403	28,775	34,628	MSI
Targa Resources Partners LP	06/20/23	5.000%(Q)	1,800	0.551%	42,268	20,071	22,197	MSI
Verizon Communications, Inc.	06/20/26	1.000%(Q)	5,130	0.757%	47,860	71,178	(23,318)	GSI
Wells Fargo & Co.	12/20/23	1.000%(Q)	6,250	0.318%	46,216	14,774	31,442	MSI

					$(487,264)	$486,897	$(974,161)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2023(4)	Value at Trade Date	Value at February 28, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	139,395	0.761%	$1,675,806	$1,689,145	$13,339

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

62

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at February 28, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP	3,145	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/ 3.927%	$72,023	$200,404	$128,381
GBP	916	05/08/25	1.000%(A)	1 Day SONIA(1)(A)/ 3.927%	(60,427)	90,929	151,356
GBP	8,995	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.927%	(327,241)	1,162,321	1,489,562
GBP	6,015	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.927%	124,739	920,376	795,637
GBP	2,730	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/ 3.927%	(107,594)	530,064	637,658
GBP	422	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.927%	(18,372)	96,905	115,277

See Notes to Financial Statements.

PGIM Strategic Bond Fund    63

Schedule of Investments  (continued)

as of February 28, 2023

Interest rate swap agreements outstanding at February 28, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	340	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 3.927%	$(18,242)	$90,361	$108,603
GBP	155	05/08/34	1.200%(A)	1 Day SONIA(1)(A)/ 3.927%	(4,651)	43,771	48,422

					$(339,765)	$3,135,131	$3,474,896

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at February 28, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(T)/ 4.550%	GSI	03/20/23	(87,675)	$3,095,750	$—	$3,095,750
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(T)/ 4.550%	GSI	03/20/23	(87,675)	3,793,969	—	3,793,969
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.550%	GSI	06/20/23	(87,675)	3,723,246	—	3,723,246
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.550%	MSI	06/20/23	(87,675)	3,977,298	—	3,977,298
Total Return Benchmark Bond Index(T)	1 Day USOIS -60bps(T)/ 3.970%	GSI	03/20/23	(4,251)	219,183	—	219,183

					$14,809,446	$—	$14,809,446

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Financial Statements.

64

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$1,254,841	$(83,690)	$15,221,256	$(1,444,529)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$1,190,000	$13,840,386

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$9,336,225	$—
Collateralized Loan Obligations	—	135,914,775	—
Consumer Loans	—	2,234,490	—
Other	—	13,318,690	—
Residential Mortgage-Backed Securities	—	7,714,750	338,958
Student Loans	—	1,401,087	—
Commercial Mortgage-Backed Securities	—	88,920,941	—
Corporate Bonds	—	508,447,304	7,405,866
Floating Rate and Other Loans	—	22,196,302	4,271,289
Municipal Bonds	—	8,695,155	—
Residential Mortgage-Backed Securities	—	52,090,926	5,041,396
Sovereign Bonds	—	29,469,000	—
U.S. Government Agency Obligations	—	143,844,685	—
U.S. Treasury Obligations	—	110,229,857	—
Common Stocks	1,427,477	1,085,571	2,575,614
Preferred Stock	—	—	3,925,000

See Notes to Financial Statements.

PGIM Strategic Bond Fund    65

Schedule of Investments  (continued)

as of February 28, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Rights	$—	$—	$53,396
Short-Term Investments
Affiliated Mutual Fund	61,120,436	—	—
Unaffiliated Fund	10,195,005	—	—

Total	$72,742,918	$1,134,899,758	$23,611,519

Liabilities
Options Written	$—	$(66,987)	$(731)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Written	$—	$769,479	$—
Futures Contracts	1,839,199	—	—
OTC Forward Foreign Currency Exchange Contracts	—	11,349,880	—
OTC Cross Currency Exchange Contracts	—	274,307	—
Centrally Cleared Credit Default Swap Agreement	—	13,339	—
OTC Credit Default Swap Agreements	—	1,169,603	112,638
Centrally Cleared Interest Rate Swap Agreements	—	3,474,896	—
OTC Total Return Swap Agreements	—	14,809,446	—

Total	$1,839,199	$31,860,950	$112,638

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(1,121,114)	$—
Centrally Cleared Swaptions Written	—	(25,126)	—
Futures Contracts	(2,235,756)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(6,346,945)	—
OTC Cross Currency Exchange Contracts	—	(117,770)	—
OTC Credit Default Swap Agreements	—	(1,143,809)	—

Total	$(2,235,756)	$(8,754,764)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

66

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Residential Mortgage-Backed Securities	Commercial Mortgage-Backed Securities	Corporate Bonds	Floating Rate and other Loans	Residential Mortgage-Backed Securities
Balance as of 02/28/22	$—	$5,500,000	$8,842,144	$5,570,299	$10,999,092
Realized gain (loss)	(57,633)	—	—	—	—
Change in unrealized appreciation (depreciation)	30,239	—	(915,701)	(550,086)	(27)
Purchases/Exchanges/Issuances	—	—	1,274,472	—	—
Sales/Paydowns	(230,039)	—	(2,200,000)	—	(5,957,669)
Accrued discount/premium	—	—	404,951	—	—
Transfers into Level 3*	596,391	—	—	—	—
Transfers out of Level 3*	—	(5,500,000)	—	(748,924)	—

Balance as of 02/28/23	$338,958	$—	$7,405,866	$4,271,289	$5,041,396

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$30,239	$—	$(915,701)	$(550,086)	$(27)

	Common Stocks	Preferred Stocks	Rights	Warrants	Options Written	OTC Credit Default Swap Agreements
Balance as of 02/28/22	$94,780	$9,500,000	$10,473	$6,997	$(2,917)	$65,365
Realized gain (loss)	744,591	84,690	—	—	—	58,964
Change in unrealized appreciation (depreciation)	38,590	(47,250)	42,923	(6,997)	1,074	112,638
Purchases/Exchanges/Issuances	761,393	—	—	—	—	—
Sales/Paydowns	(2,817,754)	(5,612,440)	—	—	1,112	(124,329)
Accrued discount/premium	—	—	—	—	—	—
Transfers into Level 3*	3,754,014	—	—	—	—	—
Transfers out of Level 3*	—	—	—	—	—	—

Balance as of 02/28/23	$2,575,614	$3,925,000	$53,396	$—	$(731)	$112,638

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$38,590	$(47,250)	$42,923	$—	$—	$112,638

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing

See Notes to Financial Statements.

PGIM Strategic Bond Fund    67

Schedule of Investments  (continued)

as of February 28, 2023

services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of February 28, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities-Residential Mortgage-Backed Securities	$338,958	Market	Comparable Bond	Estimated Spread
Corporate Bonds	5	Market	Contingent Value	Contingent Value Unadjusted Last
Corporate Bonds	20,060	Market	Transaction Based	Traded Price
Floating Rate and other Loans	4,271,289	Market	Comparable Bond	Discounted Yield Curve Spread
Residential Mortgage-Backed Securities	444	Market	Contingent Value	Contingent Value
Common Stocks	1,405,480	Market	Enterprise Value Transaction	Implied Equity Value
Common Stocks	1,102,434	Market	Based/Broker Quote	Allocation Rate Unadjusted Purchase
Preferred Stocks	3,925,000	Market	Transaction Based	Price
Rights	53,396	Market	Contingent Value	Contingent Value

	$11,117,066

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of February, 2023, the aggregate value of these securities and/or derivatives was $12,606,360. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2023 were as follows:

U.S. Government Agency Obligations	13.7%
Collateralized Loan Obligations	12.9
U.S. Treasury Obligations	10.5
Banks	9.9
Commercial Mortgage-Backed Securities	8.4
Residential Mortgage-Backed Securities	6.2
Affiliated Mutual Fund (5.8% represents investments purchased with collateral from securities on loan)	5.8
Oil & Gas	4.6

Electric	4.4%
Sovereign Bonds	2.8
Telecommunications	2.7
Media	2.4
Diversified Financial Services	2.3
Retail	2.2
Pipelines	1.7
Foods	1.7
Home Builders	1.6
Entertainment	1.5

See Notes to Financial Statements.

68

Industry Classification (continued):

Mining	1.5%
Commercial Services	1.3
Other	1.3
Pharmaceuticals	1.2
Aerospace & Defense	1.2
Healthcare-Services	1.1
Real Estate Investment Trusts (REITs)	1.0
Unaffiliated Fund	1.0
Automobiles	0.9
Building Materials	0.8
Municipal Bonds	0.8
Real Estate	0.8
Auto Manufacturers	0.8
Lodging	0.8
Chemicals	0.7
Computers	0.6
Airlines	0.6
Auto Parts & Equipment	0.6
Internet	0.5
Gas Utilities	0.5
Insurance	0.4
Engineering & Construction	0.4
Cosmetics/Personal Care	0.4
Distribution/Wholesale	0.3
Consumer Loans	0.2
Household Products/Wares	0.2
Energy-Alternate Sources	0.2
Agriculture	0.2
Electrical Components & Equipment	0.2

Metal Fabricate/Hardware	0.2%
Student Loans	0.1
Semiconductors	0.1
Beverages	0.1
Oil, Gas & Consumable Fuels	0.1
Healthcare-Products	0.1
Wireless Telecommunication Services	0.1
Advertising	0.1
Packaging & Containers	0.1
Gas	0.1
Forest Products & Paper	0.1
Electronics	0.1
Independent Power & Renewable Electricity Producers	0.0	*
Machinery-Diversified	0.0	*
Leisure Time	0.0	*
Transportation	0.0
Electric Utilities	0.0	*
Hotels, Restaurants & Leisure	0.0	*

	117.1
Options Written	(0.0	)*
Liabilities in excess of other assets	(17.1)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2023 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Strategic Bond Fund    69

Schedule of Investments  (continued)

as of February 28, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps and swaptions	$782,818	*	Due from/to broker-variation margin swaps and swaptions	$1,146,240	*
Credit contracts	Premiums paid for OTC swap agreements	1,254,841		Premiums received for OTC swap agreements	83,690

Credit contracts	—	—		Options written outstanding, at value	731
Credit contracts	Unrealized appreciation on OTC swap agreements	411,810		Unrealized depreciation on OTC swap agreements	1,444,529
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	274,307		Unrealized depreciation on OTC cross currency exchange contracts	117,770
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	11,349,880		Unrealized depreciation on OTC forward foreign currency exchange contracts	6,346,945
Interest rate contracts	Due from/to broker-variation margin futures	1,839,199	*	Due from/to broker-variation margin futures	2,235,756	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	3,474,896	*	—	—
Interest rate contracts		—		Options written outstanding, at value	66,987
Interest rate contracts	Unrealized appreciation on OTC swap agreements	14,809,446		—	—

		$34,197,197			$11,442,648

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

70

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(13,968,585)	$14,994,540	$—	$—	$(6,087,665)
Foreign exchange contracts	—	—	—	30,525,239	—
Interest rate contracts	—	—	(33,860,323)	—	(10,748,803)

Total	$(13,968,585)	$14,994,540	$(33,860,323)	$30,525,239	$(16,836,468)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(1,121,114)	$672,520	$—	$—	$606,622
Foreign exchange contracts	—	—	—	1,435,304	—
Interest rate contracts	—	(2,729)	(6,690,005)	—	24,822,728

Total	$(1,121,114)	$669,791	$(6,690,005)	$1,435,304	$25,429,350

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended February 28, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 3,474,824
Options Written (2)	1,720,223,593
Futures Contracts - Long Positions (2)	468,459,053
Futures Contracts - Short Positions (2)	243,165,045
Forward Foreign Currency Exchange Contracts - Purchased (3)	455,172,657
Forward Foreign Currency Exchange Contracts - Sold (3)	714,577,120
Cross Currency Exchange Contracts (4)	21,242,015
Interest Rate Swap Agreements (2)	54,585,937
Credit Default Swap Agreements - Buy Protection (2)	440,246,000
Credit Default Swap Agreements - Sell Protection (2)	418,458,968
Total Return Swap Agreements (2)	77,124,807

See Notes to Financial Statements.

PGIM Strategic Bond Fund    71

Schedule of Investments  (continued)

as of February 28, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Inflation Swap Agreements (2)	$ 4,171,000

*	Average volume is based on average quarter end balances as noted for the year ended February 28, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$58,935,298	$(58,935,298)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$1,224,361	$(976,054)	$248,307	$(208,576)	$39,731
BNP	17,996	(169,643)	(151,647)	151,647	—
BOA	792,714	(452,632)	340,082	(293,968)	46,114
CGM	—	(66,987)	(66,987)	—	(66,987)
CITI	1,570,040	(1,845,994)	(275,954)	—	(275,954)
DB	98,571	(32,221)	66,350	(66,350)	—
GSI	12,059,887	(1,428,116)	10,631,771	(9,620,000)	1,011,771
HSBC	1,534,869	(788,131)	746,738	(746,738)	—
JPM	1,399,361	(1,156,682)	242,679	(242,679)	—
MSI	7,125,490	(717,810)	6,407,680	(6,300,000)	107,680
SCB	2,049,963	(276,607)	1,773,356	(1,640,000)	133,356
TD	122,791	—	122,791	(122,791)	—
UAG	104,241	(149,775)	(45,534)	—	(45,534)

	$28,100,284	$(8,060,652)	$20,039,632	$(19,089,455)	$950,177

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

72

Statement of Assets and Liabilities

as of February 28, 2023

Assets

Investments at value, including securities on loan of $58,935,298:
Unaffiliated investments (cost $1,339,996,227)	$1,170,133,759
Affiliated investments (cost $61,069,127)	61,120,436
Cash	8,076,740
Foreign currency, at value (cost $848,866)	841,979
Receivable for investments sold	31,564,188
Unrealized appreciation on OTC swap agreements	15,221,256
Unrealized appreciation on OTC forward foreign currency exchange contracts	11,349,880
Dividends and interest receivable	10,770,559
Receivable for Fund shares sold	3,801,243
Premiums paid for OTC swap agreements	1,254,841
Deposit with broker for centrally cleared/exchange-traded derivatives	1,190,000
Unrealized appreciation on OTC cross currency exchange contracts	274,307
Due from broker—variation margin futures	164,220
Due from broker—variation margin swaps and swaptions	37,404
Prepaid expenses and other assets	183,778

Total Assets	1,315,984,590

Liabilities

Payable for investments purchased	178,777,782
Payable to broker for collateral for securities on loan	60,821,376
Payable for Fund shares purchased	9,506,749
Unrealized depreciation on OTC forward foreign currency exchange contracts	6,346,945
Cash segregated from counterparty - OTC	6,110,000
Unrealized depreciation on OTC swap agreements	1,444,529
Accrued expenses and other liabilities	687,000
Management fee payable	510,814
Unrealized depreciation on OTC cross currency exchange contracts	117,770
Premiums received for OTC swap agreements	83,690
Options written outstanding, at value (premiums received $64,258)	67,718
Distribution fee payable	43,551
Dividends payable	12,515
Trustees’ fees payable	3,600
Affiliated transfer agent fee payable	2,502

Total Liabilities	264,536,541

Net Assets	$1,051,448,049

Net assets were comprised of:
Shares of beneficial interest, at par	$126,084
Paid-in capital in excess of par	1,377,407,994
Total distributable earnings (loss)	(326,086,029)

Net assets, February 28, 2023	$1,051,448,049

See Notes to Financial Statements.

PGIM Strategic Bond Fund    73

Statement of Assets and Liabilities

as of February 28, 2023

Class A
Net asset value and redemption price per share, ($57,692,737 ÷ 6,915,281 shares of beneficial interest issued and outstanding)	$8.34
Maximum sales charge (3.25% of offering price)	0.28

Maximum offering price to public	$8.62

Class C
Net asset value, offering price and redemption price per share, ($41,835,420 ÷ 5,022,309 shares of beneficial interest issued and outstanding)	$8.33

Class Z
Net asset value, offering price and redemption price per share, ($892,700,050 ÷ 107,049,714 shares of beneficial interest issued and outstanding)	$8.34

Class R6
Net asset value, offering price and redemption price per share, ($59,219,842 ÷ 7,096,657 shares of beneficial interest issued and outstanding)	$8.34

See Notes to Financial Statements.

74

Statement of Operations

Year Ended February 28, 2023

Net Investment Income (Loss)

Income
Interest income (net of $17,220 foreign withholding tax)	$59,269,510
Unaffiliated dividend income	1,723,096
Income from securities lending, net (including affiliated income of $183,709)	236,499

Total income	61,229,105

Expenses
Management fee	6,877,425
Distribution fee(a)	613,299
Transfer agent’s fees and expenses (including affiliated expense of $13,482)(a)	1,248,350
Custodian and accounting fees	132,002
Registration fees(a)	108,142
Shareholders’ reports	94,526
Audit fee	60,000
Professional fees	27,958
Trustees’ fees	25,386
Miscellaneous	97,293

Total expenses	9,284,381
Less: Fee waiver and/or expense reimbursement(a)	(1,351,493)

Net expenses	7,932,888

Net investment income (loss)	53,296,217

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,114))	(60,232,873)
Futures transactions	(33,860,323)
Forward and cross currency contract transactions	30,525,239
Options written transactions	14,994,540
Swap agreement transactions	(16,836,468)
Foreign currency transactions	(12,295,108)

(77,704,993)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $46,308)	(120,373,681)
Futures	(6,690,005)
Forward and cross currency contracts	1,435,304
Options written	669,791
Swap agreements	25,429,350
Foreign currencies	457,459

(99,071,782)

Net gain (loss) on investment and foreign currency transactions	(176,776,775)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(123,480,558)

See Notes to Financial Statements.

PGIM Strategic Bond Fund    75

Statement of Operations

Year Ended February 28, 2023

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	153,858	459,441	—	—
Transfer agent’s fees and expenses	45,811	47,482	1,152,690	2,367
Registration fees	16,806	18,674	55,876	16,786
Fee waiver and/or expense reimbursement	(21,306)	(15,905)	(1,277,382)	(36,900)

See Notes to Financial Statements.

76

Statements of Changes in Net Assets

	Year Ended February 28,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$53,296,217	$58,717,938
Net realized gain (loss) on investment and foreign currency transactions	(77,704,993)	3,198,135
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(99,071,782)	(97,947,373)

Net increase (decrease) in net assets resulting from operations	(123,480,558)	(36,031,300)

Dividends and Distributions
Distributions from distributable earnings
Class A	(3,486,312)	(3,144,127)
Class C	(2,228,098)	(1,760,431)
Class Z	(59,753,611)	(68,591,566)
Class R6	(3,188,201)	(1,503,535)

	(68,656,222)	(74,999,659)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	585,739,979	819,818,108
Net asset value of shares issued in reinvestment of dividends and distributions	68,312,851	73,900,487
Cost of shares purchased	(1,027,383,262)	(1,095,152,185)

Net increase (decrease) in net assets from Fund share transactions	(373,330,432)	(201,433,590)

Total increase (decrease)	(565,467,212)	(312,464,549)

Net Assets:

Beginning of year	1,616,915,261	1,929,379,810

End of year	$1,051,448,049	$1,616,915,261

See Notes to Financial Statements.

PGIM Strategic Bond Fund    77

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.69	$10.32	$10.48	$10.10	$10.31

Income (loss) from investment operations:

Net investment income (loss)	0.38	0.29	0.31	0.33	0.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.23)	(0.54)	0.02 (b)	0.70	(0.02)

Total from investment operations	(0.85)	(0.25)	0.33	1.03	0.31

Less Dividends and Distributions:

Dividends from net investment income	(0.50)	(0.38)	(0.33)	(0.45)	(0.52)

Tax return of capital distributions	-	-	(0.06)	-	(-	)(c)

Distributions from net realized gains	-	-	(0.10)	(0.20)	-

Total dividends and distributions	(0.50)	(0.38)	(0.49)	(0.65)	(0.52)

Net asset value, end of year	$8.34	$9.69	$10.32	$10.48	$10.10

Total Return(d):	(8.81)%	(2.59)%	3.27%	10.41%	3.13%

Ratios/Supplemental Data:

Net assets, end of year (000)	$57,693	$78,154	$88,108	$76,854	$8,958

Average net assets (000)	$61,543	$85,794	$74,555	$39,714	$4,751

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	0.94%	0.95%	0.98%	1.08%	1.15%

Expenses before waivers and/or expense reimbursement	0.97%	0.98%	1.02%	1.12%	1.77%

Net investment income (loss)	4.32%	2.81%	3.01%	3.16%	3.26%

Portfolio turnover rate(f)	301%	54%	105%	239%	81%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Class C Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.68	$10.30	$10.46	$10.09	$10.29

Income (loss) from investment operations:

Net investment income (loss)	0.31	0.21	0.23	0.26	0.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.23)	(0.53)	0.02 (b)	0.68	(0.01)

Total from investment operations	(0.92)	(0.32)	0.25	0.94	0.25

Less Dividends and Distributions:

Dividends from net investment income	(0.43)	(0.30)	(0.25)	(0.37)	(0.45)

Tax return of capital distributions	-	-	(0.06)	-	(-	)(c)

Distributions from net realized gains	-	-	(0.10)	(0.20)	-

Total dividends and distributions	(0.43)	(0.30)	(0.41)	(0.57)	(0.45)

Net asset value, end of year	$8.33	$9.68	$10.30	$10.46	$10.09

Total Return(d):	(9.55)%	(3.25)%	2.50%	9.47%	2.46%

Ratios/Supplemental Data:

Net assets, end of year (000)	$41,835	$56,099	$59,419	$49,844	$7,971

Average net assets (000)	$45,944	$60,789	$53,620	$24,666	$3,161

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.74%	1.72%	1.73%	1.83%	1.90%

Expenses before waivers and/or expense reimbursement	1.77%	1.75%	1.77%	1.87%	2.60%

Net investment income (loss)	3.52%	2.04%	2.26%	2.50%	2.53%

Portfolio turnover rate(f)	301%	54%	105%	239%	81%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund    79

Financial Highlights  (continued)

Class Z Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.69	$10.31	$10.47	$10.10	$10.30

Income (loss) from investment operations:

Net investment income (loss)	0.41	0.32	0.34	0.38	0.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.23)	(0.53)	0.02 (b)	0.68	(0.01)

Total from investment operations	(0.82)	(0.21)	0.36	1.06	0.36

Less Dividends and Distributions:

Dividends from net investment income	(0.53)	(0.41)	(0.36)	(0.49)	(0.56)

Tax return of capital distributions	-	-	(0.06)	-	(-	)(c)

Distributions from net realized gains	-	-	(0.10)	(0.20)	-

Total dividends and distributions	(0.53)	(0.41)	(0.52)	(0.69)	(0.56)

Net asset value, end of year	$8.34	$9.69	$10.31	$10.47	$10.10

Total Return(d):	(8.52)%	(2.17)%	3.64%	10.73%	3.60%

Ratios/Supplemental Data:

Net assets, end of year (000)	$892,700	$1,445,527	$1,748,446	$1,330,912	$157,026

Average net assets (000)	$1,006,914	$1,717,073	$1,421,196	$668,011	$81,750

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	0.62%	0.62%	0.62%	0.68%	0.78%

Expenses before waivers and/or expense reimbursement	0.75%	0.75%	0.77%	0.82%	1.09%

Net investment income (loss)	4.63%	3.14%	3.35%	3.62%	3.62%

Portfolio turnover rate(f)	301%	54%	105%	239%	81%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

80

Class R6 Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.70	$10.32	$10.48	$10.11	$10.30

Income (loss) from investment operations:

Net investment income (loss)	0.41	0.33	0.34	0.38	0.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.24)	(0.54)	0.03 (b)	0.68	(0.01)

Total from investment operations	(0.83)	(0.21)	0.37	1.06	0.38

Less Dividends and Distributions:

Dividends from net investment income	(0.53)	(0.41)	(0.37)	(0.49)	(0.57)

Tax return of capital distributions	-	-	(0.06)	-	(-	)(c)

Distributions from net realized gains	-	-	(0.10)	(0.20)	-

Total dividends and distributions	(0.53)	(0.41)	(0.53)	(0.69)	(0.57)

Net asset value, end of year	$8.34	$9.70	$10.32	$10.48	$10.11

Total Return(d):	(8.49)%	(2.24)%	3.66%	10.75%	3.75%

Ratios/Supplemental Data:

Net assets, end of year (000)	$59,220	$37,135	$33,407	$1,493	$137

Average net assets (000)	$51,264	$37,326	$13,732	$564	$19

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	0.59%	0.59%	0.59%	0.65%	0.72%

Expenses before waivers and/or expense reimbursement	0.66%	0.67%	0.76%	3.24%	62.77%

Net investment income (loss)	4.75%	3.17%	3.26%	3.62%	3.80%

Portfolio turnover rate(f)	301%	54%	105%	239%	81%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund    81

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Strategic Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

The Fund is subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (“CFTC”) rules.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

82

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC
Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

PGIM Strategic Bond Fund     83

Notes to Financial Statements (continued)

Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

84

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

PGIM Strategic Bond Fund     85

Notes to Financial Statements (continued)

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike

86

price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed

PGIM Strategic Bond Fund     87

Notes to Financial Statements (continued)

rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

88

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed

PGIM Strategic Bond Fund     89

Notes to Financial Statements (continued)

securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

90

securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Strategic Bond Fund     91

Notes to Financial Statements (continued)

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 28, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.590% on average daily net assets up to $2.5 billion;	0.59%

PGIM Strategic Bond Fund     93

Notes to Financial Statements (continued)

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.565% on average daily net assets from $2.5 billion to $5 billion;
0.540% on average daily net assets over $5 billion.

The Manager has contractually agreed, through June 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.15%
C	1.90
Z	0.62
R6	0.59

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

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The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended February 28, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$66,898	$10,099
C	—	7,575

PGIM Investments, PIMS, PGIM, Inc. and PGIM Limited are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Money Market Fund. In addition to the realized and unrealized gains on investments in the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 28, 2023, no 17a-7 transactions were entered into by the Fund.

PGIM Strategic Bond Fund     95

Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 28, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$3,436,477,019	$3,784,979,430

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$97,074,951	$271,285,912	$307,276,621	$46,308	$(10,114)	$61,120,436	61,138,778	$183,709(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2023, the tax character of dividends paid by the Fund was $68,656,222 of ordinary income. For the year ended February 28, 2022, the tax character of dividends paid by the Fund was $74,999,659 of ordinary income.

As of February 28, 2023, the accumulated undistributed earnings on a tax basis was $21,856,471 of ordinary income.

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The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,409,395,241	$11,409,362	$(188,039,388)	$(176,630,026)

The difference between GAAP and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, deferred losses on wash sales, swaps, futures contracts and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2023 of approximately $169,137,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

PGIM Strategic Bond Fund     97

Notes to Financial Statements (continued)

As of February 28, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	43,278	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	6	85.5

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended February 28, 2023:
Shares sold	2,065,686	$17,899,863
Shares issued in reinvestment of dividends and distributions	403,517	3,483,185
Shares purchased	(3,522,263)	(31,160,935)
Net increase (decrease) in shares outstanding before conversion	(1,053,060)	(9,777,887)
Shares issued upon conversion from other share class(es)	115,782	1,011,397
Shares purchased upon conversion into other share class(es)	(210,361)	(1,864,601)
Net increase (decrease) in shares outstanding	(1,147,639)	$(10,631,091)

Year ended February 28, 2022:
Shares sold	3,805,994	$39,008,616
Shares issued in reinvestment of dividends and distributions	305,367	3,116,058
Shares purchased	(4,454,173)	(45,512,101)
Net increase (decrease) in shares outstanding before conversion	(342,812)	(3,387,427)
Shares issued upon conversion from other share class(es)	158,688	1,619,742
Shares purchased upon conversion into other share class(es)	(291,592)	(2,979,242)
Net increase (decrease) in shares outstanding	(475,716)	$(4,746,927)

Class C
Year ended February 28, 2023:
Shares sold	1,013,516	$8,798,314
Shares issued in reinvestment of dividends and distributions	258,675	2,227,963
Shares purchased	(1,803,927)	(15,805,406)
Net increase (decrease) in shares outstanding before conversion	(531,736)	(4,779,129)
Shares purchased upon conversion into other share class(es)	(242,434)	(2,124,340)
Net increase (decrease) in shares outstanding	(774,170)	$(6,903,469)

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Share Class	Shares	Amount

Year ended February 28, 2022:
Shares sold	1,610,349	$16,522,477
Shares issued in reinvestment of dividends and distributions	172,659	1,759,268
Shares purchased	(1,462,942)	(14,907,828)
Net increase (decrease) in shares outstanding before conversion	320,066	3,373,917
Shares purchased upon conversion into other share class(es)	(290,734)	(2,968,658)
Net increase (decrease) in shares outstanding	29,332	$405,259

Class Z
Year ended February 28, 2023:
Shares sold	58,506,603	$506,891,565
Shares issued in reinvestment of dividends and distributions	6,869,015	59,428,486
Shares purchased	(107,806,196)	(953,917,170)
Net increase (decrease) in shares outstanding before conversion	(42,430,578)	(387,597,119)
Shares issued upon conversion from other share class(es)	420,421	3,702,272
Shares purchased upon conversion into other share class(es)	(134,208)	(1,157,195)
Net increase (decrease) in shares outstanding	(42,144,365)	$(385,052,042)

Year ended February 28, 2022:
Shares sold	72,624,382	$743,439,906
Shares issued in reinvestment of dividends and distributions	6,615,813	67,531,996
Shares purchased	(99,834,364)	(1,016,830,943)
Net increase (decrease) in shares outstanding before conversion	(20,594,169)	(205,859,041)
Shares issued upon conversion from other share class(es)	1,039,418	10,546,093
Shares purchased upon conversion into other share class(es)	(763,912)	(7,793,146)
Net increase (decrease) in shares outstanding	(20,318,663)	$(203,106,094)

Class R6
Year ended February 28, 2023:
Shares sold	5,912,012	$52,150,237
Shares issued in reinvestment of dividends and distributions	369,762	3,173,217
Shares purchased	(3,065,955)	(26,499,751)
Net increase (decrease) in shares outstanding before conversion	3,215,819	28,823,703
Shares issued upon conversion from other share class(es)	54,646	467,355
Shares purchased upon conversion into other share class(es)	(4,127)	(34,888)
Net increase (decrease) in shares outstanding	3,266,338	$29,256,170

Year ended February 28, 2022:
Shares sold	2,054,010	$20,847,109
Shares issued in reinvestment of dividends and distributions	146,334	1,493,165
Shares purchased	(1,754,519)	(17,901,313)
Net increase (decrease) in shares outstanding before conversion	445,825	4,438,961
Shares issued upon conversion from other share class(es)	655,062	6,688,955
Shares purchased upon conversion into other share class(es)	(507,316)	(5,113,744)
Net increase (decrease) in shares outstanding	593,571	$6,014,172

PGIM Strategic Bond Fund     99

Notes to Financial Statements (continued)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2023. The average daily balance for the 34 days that the Fund had loans outstanding during the period was approximately $5,277,412, borrowed at a weighted average interest rate of 1.90%. The maximum loan outstanding amount during the period was $12,486,000. At February 28, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be

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taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Commodity Regulatory Risk: The Fund is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that

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Notes to Financial Statements (continued)

trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and

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political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Fixed Income Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has

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Notes to Financial Statements (continued)

purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For

104

example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability

PGIM Strategic Bond Fund     105

Notes to Financial Statements (continued)

to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

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Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the

PGIM Strategic Bond Fund     107

Notes to Financial Statements (continued)

future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

108

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Strategic Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Strategic Bond Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the three years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Strategic Bond Fund     109

Tax Information (unaudited)

For the year ended February 28, 2023 the Fund reports the maximum amount allowable but not less than 51.80% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.68% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (CEO) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Strategic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Strategic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Strategic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

PGIM Strategic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

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Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Strategic Bond Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Treasurer and Principal Accounting Officer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Strategic Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM STRATEGIC BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PUCAX	PUCCX	PUCZX	PUCQX

CUSIP	74440K678	74440K660	74440K652	74440K520

MF231E

PGIM QUANT SOLUTIONS LARGE-CAP VALUE FUND

ANNUAL REPORT

FEBRUARY 28, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Large-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2023.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, government stimulus, and Russia’s invasion of Ukraine.

With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

Stocks fell sharply for most of the period as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying in recent months on optimism that the Fed might slow the pace of future rate hikes, equities declined globally over the entire period, including stocks in the US, international developed markets, and emerging markets.

While bond markets have also rallied recently, rising rates and economic uncertainty drove fixed income prices broadly lower during the period. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Large-Cap Value Fund

April 14, 2023

PGIM Quant Solutions Large-Cap Value Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/23
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-8.93	3.07	7.81	—

(without sales charges)	-3.63	4.24	8.43	—

Class C

(with sales charges)	-5.46	3.20	7.48	—

(without sales charges)	-4.60	3.20	7.48	—

Class R

(without sales charges)	-3.79	4.03	N/A	6.13 (06/19/2015)

Class Z

(without sales charges)	-3.34	4.58	8.75	—

Class R6

(without sales charges)	-3.34	4.56	N/A	5.84 (04/26/2017)

Russell 1000 Value Index

	-2.81	7.22	9.60	—

S&P 500 Index

	-7.68	9.82	12.24	—

Average Annual Total Returns as of 2/28/23 Since Inception (%)
	Class R (06/19/2015)	Class R6 (04/26/2017)

Russell 1000 Value Index	8.03	7.75

S&P 500 Index	10.97	11.11

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2013) and the account values at the end of the current fiscal year (February 28, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Quant Solutions Large-Cap Value Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 2/28/23

Ten Largest Holdings	Line of Business	% of Net Assets

Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	3.3%

Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.7%

JPMorgan Chase & Co.	Banks	2.4%

Chevron Corp.	Oil, Gas & Consumable Fuels	1.9%

Bank of America Corp.	Banks	1.9%

Pfizer, Inc.	Pharmaceuticals	1.7%

Johnson & Johnson	Pharmaceuticals	1.6%

Wells Fargo & Co.	Banks	1.5%

Comcast Corp. (Class A Stock)	Media	1.4%

Verizon Communications, Inc.	Diversified Telecommunication Services	1.4%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions Large-Cap Value Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Quant Solutions Large-Cap Value Fund’s Class Z shares returned –3.34% in the 12-month reporting period that ended February 28, 2023, underperforming the –2.81% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

●

Soaring inflation, rising interest rates, and Russia’s invasion of Ukraine weighed heavily on both US equity and fixed income markets during the reporting period. Additionally, China’s “zero-COVID” policy shut down the world’s second-largest economy for an extended period of time, exacerbating supply-chain problems and heightening the risk of a global recession.

●

Amid its resolve to rein in inflation from its 40-year high, the US Federal Reserve (the Fed) raised its benchmark, short-term interest rate by 4.50% during the reporting period and signaled that it would continue to hike rates until inflation came under control.

●

US large-cap equities underperformed their mid-cap and small-cap counterparts. Large-cap stocks (as measured by the Russell 1000 Index) declined 8.21%, while mid-cap stocks (as measured by the Russell Midcap Index) declined 4.99%, and small-cap stocks (as measured by the Russell 2000 Index) lost 6.02%.

●	Value stocks outperformed growth stocks within each of the market-cap indices. In the large-cap space, the Index (–2.81%) outperformed the Russell 1000 Growth Index (–13.34%) by over 10%.

What worked?

●

PGIM Quant Solutions uses a systematic process to select large-cap stocks that trade at a discount to their fundamental value and show positive business prospects. The model focuses on deep-value stocks—those characterized by high earnings yields, cash flow yields, and book yields.

●	The Fund outperformed the Index in five of the Index’s eleven economic sectors, with the strongest relative performance in energy and materials.

●

In energy, overweight positions in inexpensive exploration & production and refining companies contributed most to the Fund’s relative performance. Energy was, by far, the best-performing sector in the Index during the reporting period, driven by increased global demand for oil, restrained supply, and the continued Russia-Ukraine conflict.

●

In materials, overweight positions in inexpensive steel producers and fertilizer manufacturers contributed most to relative returns. Steel and fertilizer prices rose sharply in early 2022 amid fears that the Russia-Ukraine war would further strain global supplies, given that Russia is the world’s largest exporter of fertilizers and the fifth-largest exporter of steel. Although steel prices declined significantly by the end of 2022 as supply-chain concerns eased, and demand from China weakened, steel producers continued to expect higher demand in 2023 as automakers replenish

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inventory, the US increases fiscal spending on infrastructure, and China reopens its economy. Although fertilizer prices also retreated from their highs, they remained much higher than in the previous reporting period.

●	The Fund also benefited from positions in utilities and financials.

●	In security selection, top relative contributors included HF Sinclair Corp., Freeport-McMoRan Inc., EQT Corp., Meta Platforms Inc., and Moderna Inc.

What didn’t work?

●

The Fund underperformed the Index most significantly in the real estate and communication services sectors. In real estate, an overweight position in inexpensive office REITs (real estate investment trusts) detracted most as return-to-office plans proved less robust than expected, with many workers continuing to push for remote options.

●	In communication services, overweight positions in inexpensive media and diversified telecommunications stocks hurt relative performance.

●	Positions in industrials and consumer staples further detracted.

●	In security selection, top relative detractors included DISH Network Corp., Hudson Pacific Properties Inc., SL Green Realty Corp., Lumen Technologies Inc., and Intel Corp.

Current outlook

●

As US equity markets swooned in 2022, large-cap value stocks held up better than their more expensive counterparts, due to higher interest rates significantly reducing the present value of longer-duration assets, including “growth at any price” equities.

●

PGIM Quant Solutions believes the outperformance of value stocks will continue in 2023. While corporate profit expectations are now lower, stock prices are also low enough to make valuations more attractive, especially for value stocks, which trade at historically attractive valuations relative to growth stocks.

●

PGIM Quant Solutions’ model continues to identify many attractively valued stocks, and the Fund remains significantly more reasonably valued than the Index, based on various measures of value, such as earnings yield, book yield, and cash flow yield. PGIM Quant Solutions believes that the deeply discounted stocks held by the Fund offer the prospect of strong relative returns. PGIM Quant Solutions remains committed to investing in these attractively valued names to capture the value premium.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions Large-Cap Value Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Large-Cap Value Fund		Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,055.90	1.14%	$ 5.81

	Hypothetical	$1,000.00	$1,019.14	1.14%	$ 5.71

Class C	Actual	$1,000.00	$1,049.90	2.23%	$11.33

	Hypothetical	$1,000.00	$1,013.74	2.23%	$11.13

Class R	Actual	$1,000.00	$1,054.90	1.33%	$ 6.78

	Hypothetical	$1,000.00	$1,018.20	1.33%	$ 6.66

Class Z	Actual	$1,000.00	$1,057.30	0.80%	$ 4.08

	Hypothetical	$1,000.00	$1,020.83	0.80%	$ 4.01

Class R6	Actual	$1,000.00	$1,057.40	0.80%	$ 4.08

	Hypothetical	$1,000.00	$1,020.83	0.80%	$ 4.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2023, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions Large-Cap Value Fund    11

Schedule of Investments

as of February 28, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 99.2%

Aerospace & Defense 0.8%

L3Harris Technologies, Inc.	1,300	$274,547

Raytheon Technologies Corp.	20,301	1,991,325

		2,265,872

Air Freight & Logistics 0.8%

FedEx Corp.	11,700	2,377,674

Airlines 0.1%

JetBlue Airways Corp.*	41,000	340,300

Automobiles 2.1%

Ford Motor Co.	198,610	2,397,223

General Motors Co.	66,396	2,572,181

Thor Industries, Inc.(a)	14,500	1,319,355

		6,288,759

Banks 12.1%

Bank of America Corp.	162,611	5,577,557

Bank OZK	7,600	349,828

Citigroup, Inc.	65,904	3,340,674

Citizens Financial Group, Inc.	49,604	2,071,463

Fifth Third Bancorp	3,900	141,570

FNB Corp.	54,400	776,288

Huntington Bancshares, Inc.	44,700	684,804

JPMorgan Chase & Co.	50,664	7,262,684

M&T Bank Corp.	14,146	2,196,732

PacWest Bancorp	22,400	621,600

Pinnacle Financial Partners, Inc.	8,200	607,538

PNC Financial Services Group, Inc. (The)	11,197	1,768,230

Popular, Inc. (Puerto Rico)	2,200	157,080

Regions Financial Corp.	6,900	160,908

Signature Bank	6,300	724,815

Truist Financial Corp.	58,768	2,759,158

U.S. Bancorp	31,509	1,503,925

Webster Financial Corp.	11,100	589,632

Wells Fargo & Co.	98,232	4,594,311

		35,888,797

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    13

Schedule of Investments  (continued)

as of February 28, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages 0.7%

Keurig Dr. Pepper, Inc.	2,000	$69,100

Molson Coors Beverage Co. (Class B Stock)(a)	35,782	1,903,245

		1,972,345

Biotechnology 0.7%

Moderna, Inc.*	14,800	2,054,388

Building Products 0.1%

Johnson Controls International PLC	5,100	319,872

Masterbrand, Inc.*	4,000	38,960

		358,832

Capital Markets 5.5%

Bank of New York Mellon Corp. (The)	46,510	2,366,429

BlackRock, Inc.	800	551,544

Franklin Resources, Inc.(a)	30,200	889,994

Goldman Sachs Group, Inc. (The)	10,190	3,583,313

Invesco Ltd.	78,360	1,383,838

Janus Henderson Group PLC	50,900	1,397,714

Jefferies Financial Group, Inc.	14,500	547,955

KKR & Co., Inc.	20,600	1,160,810

Morgan Stanley	22,062	2,128,983

S&P Global, Inc.	400	136,480

State Street Corp.	25,718	2,280,672

		16,427,732

Chemicals 3.2%

Corteva, Inc.	3,800	236,702

Dow, Inc.	39,000	2,230,800

DuPont de Nemours, Inc.(a)	32,036	2,339,589

International Flavors & Fragrances, Inc.	14,900	1,388,680

Linde PLC (United Kingdom)	1,100	383,207

LyondellBasell Industries NV (Class A Stock)	19,174	1,840,512

Mosaic Co. (The)	21,376	1,136,990

		9,556,480

Communications Equipment 0.6%

Cisco Systems, Inc.	30,000	1,452,600

Viasat, Inc.*	13,800	438,288

		1,890,888

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Finance 2.1%

Ally Financial, Inc.	51,634	$1,551,602

Capital One Financial Corp.	21,941	2,393,324

Discover Financial Services	9,800	1,097,600

Synchrony Financial	31,500	1,124,865

		6,167,391

Containers & Packaging 0.6%

International Paper Co.	4,100	149,199

Westrock Co.	56,522	1,774,791

		1,923,990

Diversified Financial Services 3.3%

Berkshire Hathaway, Inc. (Class B Stock)*	31,898	9,734,631

Diversified Telecommunication Services 3.3%

AT&T, Inc.	205,603	3,887,953

Frontier Communications Parent, Inc.*(a)	36,300	993,168

Lumen Technologies, Inc.(a)	257,441	875,299

Verizon Communications, Inc.	103,916	4,032,980

		9,789,400

Electric Utilities 2.2%

American Electric Power Co., Inc.	4,500	395,865

Avangrid, Inc.(a)	22,200	866,466

Duke Energy Corp.(a)	22,569	2,127,354

Edison International	1,000	66,210

Eversource Energy	2,100	158,256

Exelon Corp.	31,241	1,261,824

NextEra Energy, Inc.	8,800	625,064

Southern Co. (The)	12,300	775,638

Xcel Energy, Inc.	3,300	213,081

		6,489,758

Electronic Equipment, Instruments & Components 0.5%

Avnet, Inc.	9,600	429,216

Corning, Inc.	20,000	679,000

TD SYNNEX Corp.	4,400	424,688

		1,532,904

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    15

Schedule of Investments  (continued)

as of February 28, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment 0.6%

Walt Disney Co. (The)*	19,000	$1,892,590

Equity Real Estate Investment Trusts (REITs) 7.8%

Alexandria Real Estate Equities, Inc.	4,900	733,922

Cousins Properties, Inc.	51,700	1,266,133

Digital Realty Trust, Inc.	1,400	145,922

Douglas Emmett, Inc.	93,300	1,318,329

EPR Properties	42,200	1,723,448

Healthcare Realty Trust, Inc.	76,700	1,495,650

Highwoods Properties, Inc.	45,400	1,203,100

Hudson Pacific Properties, Inc.	150,600	1,390,038

JBG SMITH Properties	4,300	74,175

Kilroy Realty Corp.	34,800	1,253,496

Medical Properties Trust, Inc.(a)	166,900	1,719,070

Park Hotels & Resorts, Inc.	119,800	1,647,250

Prologis, Inc.	10,900	1,345,060

Realty Income Corp.	32,400	2,071,980

SL Green Realty Corp.	34,947	1,189,945

Spirit Realty Capital, Inc.	4,500	185,310

VICI Properties, Inc.	62,000	2,078,860

Vornado Realty Trust	62,400	1,234,272

Welltower, Inc.	5,200	385,424

Weyerhaeuser Co.	18,200	568,750

		23,030,134

Food & Staples Retailing 1.6%

Kroger Co. (The)	29,000	1,251,060

Walgreens Boots Alliance, Inc.(a)	58,165	2,066,602

Walmart, Inc.	10,852	1,542,395

		4,860,057

Food Products 2.0%

Archer-Daniels-Midland Co.	21,800	1,735,280

Kraft Heinz Co. (The)(a)	54,822	2,134,769

Tyson Foods, Inc. (Class A Stock)	32,700	1,937,148

		5,807,197

Health Care Equipment & Supplies 1.6%

Abbott Laboratories	7,400	752,728

Becton, Dickinson & Co.	2,700	633,285

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Medtronic PLC	18,006	$1,490,897

QuidelOrtho Corp.*(a)	20,900	1,817,046

		4,693,956

Health Care Providers & Services 2.7%

Centene Corp.*	32,800	2,243,520

Cigna Group (The)	5,149	1,504,023

CVS Health Corp.	40,487	3,382,284

Elevance Health, Inc.	1,700	798,439

		7,928,266

Hotels, Restaurants & Leisure 0.3%

McDonald’s Corp.	2,627	693,292

Penn Entertainment, Inc.*	1,700	51,901

		745,193

Household Durables 2.8%

D.R. Horton, Inc.	20,100	1,858,848

Lennar Corp. (Class A Stock)	22,381	2,165,138

Mohawk Industries, Inc.*	16,400	1,686,740

PulteGroup, Inc.	12,400	677,908

Toll Brothers, Inc.	30,700	1,840,158

		8,228,792

Household Products 0.4%

Procter & Gamble Co. (The)	9,472	1,302,968

Industrial Conglomerates 0.4%

General Electric Co.	11,300	957,223

Honeywell International, Inc.	1,400	268,072

		1,225,295

Insurance 4.6%

Aflac, Inc.	10,533	717,824

American International Group, Inc.	39,685	2,425,150

Assured Guaranty Ltd.	5,100	318,291

Axis Capital Holdings Ltd.	15,800	959,376

Brighthouse Financial, Inc.*	13,000	751,790

Chubb Ltd.	10,808	2,280,704

First American Financial Corp.	12,100	687,038

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    17

Schedule of Investments  (continued)

as of February 28, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

Hartford Financial Services Group, Inc. (The)	2,449	$191,708

Loews Corp.	25,900	1,582,231

Old Republic International Corp.	27,000	711,990

Travelers Cos., Inc. (The)	7,414	1,372,480

Unum Group	35,700	1,590,435

		13,589,017

Interactive Media & Services 1.4%

Alphabet, Inc. (Class A Stock)*	3,500	315,210

Alphabet, Inc. (Class C Stock)*	1,500	135,450

Meta Platforms, Inc. (Class A Stock)*	21,500	3,761,210

		4,211,870

IT Services 2.3%

Cognizant Technology Solutions Corp. (Class A Stock)	15,000	939,450

DXC Technology Co.*	32,800	909,872

Fidelity National Information Services, Inc.	34,600	2,192,602

Fiserv, Inc.*	5,100	586,959

Global Payments, Inc.	19,900	2,232,780

		6,861,663

Life Sciences Tools & Services 1.3%

Danaher Corp.	3,000	742,590

Syneos Health, Inc.*	46,500	1,870,230

Thermo Fisher Scientific, Inc.	2,400	1,300,224

		3,913,044

Machinery 0.8%

Gates Industrial Corp. PLC*	82,500	1,158,300

PACCAR, Inc.	15,900	1,147,980

		2,306,280

Media 2.7%

Comcast Corp. (Class A Stock)	110,582	4,110,333

DISH Network Corp. (Class A Stock)*	142,400	1,624,784

Fox Corp. (Class A Stock)	13,900	486,778

Fox Corp. (Class B Stock)	11,000	354,750

Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	10,000	323,900

Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	10,900	351,198

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Media (cont’d.)

News Corp. (Class A Stock)	6,400	$109,760

Paramount Global (Class B Stock)(a)	28,200	604,044

		7,965,547

Metals & Mining 2.1%

Cleveland-Cliffs, Inc.*	34,200	729,486

Newmont Corp.	10,400	453,544

Nucor Corp.	13,837	2,316,867

SSR Mining, Inc. (Canada)	55,800	761,670

Steel Dynamics, Inc.	1,200	151,332

United States Steel Corp.	64,200	1,966,446

		6,379,345

Mortgage Real Estate Investment Trusts (REITs) 1.7%

AGNC Investment Corp.	113,520	1,233,962

Annaly Capital Management, Inc.	71,200	1,472,416

Rithm Capital Corp.	121,350	1,104,285

Starwood Property Trust, Inc.(a)	71,700	1,373,772

		5,184,435

Multiline Retail 0.2%

Kohl’s Corp.	20,900	586,036

Multi-Utilities 1.3%

Consolidated Edison, Inc.	16,500	1,474,275

Dominion Energy, Inc.	30,600	1,701,972

Public Service Enterprise Group, Inc.	1,600	96,688

Sempra Energy	2,700	404,892

WEC Energy Group, Inc.	1,100	97,526

		3,775,353

Oil, Gas & Consumable Fuels 10.4%

Antero Resources Corp.*	32,000	838,400

Chesapeake Energy Corp.	11,900	961,639

Chevron Corp.	34,938	5,616,982

ConocoPhillips	26,415	2,729,990

Coterra Energy, Inc.	12,600	314,622

Diamondback Energy, Inc.	6,300	885,654

DT Midstream, Inc.	11,200	562,240

EOG Resources, Inc.	6,900	779,838

EQT Corp.	32,200	1,068,396

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    19

Schedule of Investments  (continued)

as of February 28, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Exxon Mobil Corp.	71,771	$7,888,351

HF Sinclair Corp.	18,500	919,820

Kinder Morgan, Inc.	78,800	1,344,328

Marathon Oil Corp.	8,100	203,715

Marathon Petroleum Corp.	13,040	1,611,744

Occidental Petroleum Corp.	13,400	784,704

Phillips 66	16,000	1,640,960

Pioneer Natural Resources Co.	5,300	1,062,173

Valero Energy Corp.	11,400	1,501,722

		30,715,278

Pharmaceuticals 4.7%

Bristol-Myers Squibb Co.	10,400	717,184

Elanco Animal Health, Inc.*	18,300	209,901

Johnson & Johnson	31,320	4,800,103

Merck & Co., Inc.	7,800	828,672

Perrigo Co. PLC	8,000	301,520

Pfizer, Inc.	123,886	5,026,055

Viatris, Inc.	172,800	1,969,920

		13,853,355

Real Estate Management & Development 0.4%

Howard Hughes Corp. (The)*	4,000	332,480

Jones Lang LaSalle, Inc.*	4,700	819,962

		1,152,442

Road & Rail 0.5%

Knight-Swift Transportation Holdings, Inc.	25,000	1,421,000

Semiconductors & Semiconductor Equipment 2.2%

Analog Devices, Inc.	4,500	825,615

Intel Corp.	130,364	3,249,975

Micron Technology, Inc.	44,503	2,573,163

		6,648,753

Software 0.3%

Salesforce, Inc.*	4,700	768,967

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail 0.5%

Home Depot, Inc. (The)	1,500	$444,810

Petco Health & Wellness Co., Inc.*(a)	95,000	978,500

		1,423,310

Technology Hardware, Storage & Peripherals 1.0%

Hewlett Packard Enterprise Co.	128,963	2,013,112

Western Digital Corp.*	23,400	900,432

		2,913,544

Textiles, Apparel & Luxury Goods 0.4%

PVH Corp.	14,900	1,195,576

Thrifts & Mortgage Finance 0.8%

MGIC Investment Corp.	92,600	1,274,176

New York Community Bancorp, Inc.	127,000	1,127,760

		2,401,936

Tobacco 0.2%

Philip Morris International, Inc.	7,443	724,204

Trading Companies & Distributors 0.2%

Air Lease Corp.	15,226	658,981

Wireless Telecommunication Services 0.3%

T-Mobile US, Inc.*	7,200	1,023,696

TOTAL COMMON STOCKS (cost $244,361,235)		294,448,221

EXCHANGE-TRADED FUND 0.3%
iShares Russell 1000 Value ETF (cost $877,524)	5,800	892,214

TOTAL LONG-TERM INVESTMENTS (cost $245,238,759)		295,340,435

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    21

Schedule of Investments  (continued)

as of February 28, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT 6.3%

AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund (cost $18,771,025; includes $18,685,138 of cash collateral for securities on loan)(b)(we)	18,791,173	$18,785,536

TOTAL INVESTMENTS 105.8% (cost $264,009,784)		314,125,971

Liabilities in excess of other assets (5.8)%		(17,357,237)

NET ASSETS 100.0%		$296,768,734

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,139,008; cash collateral of $18,685,138 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,265,872	$—	$—
Air Freight & Logistics	2,377,674	—	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Airlines	$340,300	$—	$—
Automobiles	6,288,759	—	—
Banks	35,888,797	—	—
Beverages	1,972,345	—	—
Biotechnology	2,054,388	—	—
Building Products	358,832	—	—
Capital Markets	16,427,732	—	—
Chemicals	9,556,480	—	—
Communications Equipment	1,890,888	—	—
Consumer Finance	6,167,391	—	—
Containers & Packaging	1,923,990	—	—
Diversified Financial Services	9,734,631	—	—
Diversified Telecommunication Services	9,789,400	—	—
Electric Utilities	6,489,758	—	—
Electronic Equipment, Instruments & Components	1,532,904	—	—
Entertainment	1,892,590	—	—
Equity Real Estate Investment Trusts (REITs)	23,030,134	—	—
Food & Staples Retailing	4,860,057	—	—
Food Products	5,807,197	—	—
Health Care Equipment & Supplies	4,693,956	—	—
Health Care Providers & Services	7,928,266	—	—
Hotels, Restaurants & Leisure	745,193	—	—
Household Durables	8,228,792	—	—
Household Products	1,302,968	—	—
Industrial Conglomerates	1,225,295	—	—
Insurance	13,589,017	—	—
Interactive Media & Services	4,211,870	—	—
IT Services	6,861,663	—	—
Life Sciences Tools & Services	3,913,044	—	—
Machinery	2,306,280	—	—
Media	7,965,547	—	—
Metals & Mining	6,379,345	—	—
Mortgage Real Estate Investment Trusts (REITs)	5,184,435	—	—
Multiline Retail	586,036	—	—
Multi-Utilities	3,775,353	—	—
Oil, Gas & Consumable Fuels	30,715,278	—	—
Pharmaceuticals	13,853,355	—	—
Real Estate Management & Development	1,152,442	—	—
Road & Rail	1,421,000	—	—
Semiconductors & Semiconductor Equipment	6,648,753	—	—
Software	768,967	—	—
Specialty Retail	1,423,310	—	—
Technology Hardware, Storage & Peripherals	2,913,544	—	—
Textiles, Apparel & Luxury Goods	1,195,576	—	—
Thrifts & Mortgage Finance	2,401,936	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    23

Schedule of Investments  (continued)

as of February 28, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Tobacco	$724,204	$—	$—
Trading Companies & Distributors	658,981	—	—
Wireless Telecommunication Services	1,023,696	—	—
Exchange-Traded Fund	892,214	—	—
Short-Term Investment
Affiliated Mutual Fund	18,785,536	—	—

Total	$314,125,971	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2023 were as follows

Banks	12.1%
Oil, Gas & Consumable Fuels	10.4
Equity Real Estate Investment Trusts (REITs)	7.8
Affiliated Mutual Fund (6.3% represents investments purchased with collateral from securities on loan)	6.3
Capital Markets	5.5
Pharmaceuticals	4.7
Insurance	4.6
Diversified Telecommunication Services	3.3
Diversified Financial Services	3.3
Chemicals	3.2
Household Durables	2.8
Media	2.7
Health Care Providers & Services	2.7
IT Services	2.3
Semiconductors & Semiconductor Equipment	2.2
Electric Utilities	2.2
Metals & Mining	2.1
Automobiles	2.1
Consumer Finance	2.1
Food Products	2.0
Mortgage Real Estate Investment Trusts (REITs)	1.7
Food & Staples Retailing	1.6
Health Care Equipment & Supplies	1.6
Interactive Media & Services	1.4
Life Sciences Tools & Services	1.3
Multi-Utilities	1.3
Technology Hardware, Storage & Peripherals	1.0

Thrifts & Mortgage Finance	0.8%
Air Freight & Logistics	0.8
Machinery	0.8
Aerospace & Defense	0.8
Biotechnology	0.7
Beverages	0.7
Containers & Packaging	0.6
Entertainment	0.6
Communications Equipment	0.6
Electronic Equipment, Instruments & Components	0.5
Specialty Retail	0.5
Road & Rail	0.5
Household Products	0.4
Industrial Conglomerates	0.4
Textiles, Apparel & Luxury Goods	0.4
Real Estate Management & Development	0.4
Wireless Telecommunication Services	0.3
Exchange-Traded Fund	0.3
Software	0.3
Hotels, Restaurants & Leisure	0.3
Tobacco	0.2
Trading Companies & Distributors	0.2
Multiline Retail	0.2
Building Products	0.1

See Notes to Financial Statements.

24

Industry Classification (continued):

Airlines	0.1%

105.8
Liabilities in excess of other assets	(5.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$18,139,008	$(18,139,008)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    25

Statement of Assets and Liabilities

as of February 28, 2023

Assets
Investments at value, including securities on loan of $18,139,008:
Unaffiliated investments (cost $245,238,759)	$295,340,435
Affiliated investments (cost $18,771,025)	18,785,536
Receivable for investments sold	10,451,939
Dividends receivable	873,487
Receivable for Fund shares sold	224,763
Tax reclaim receivable	1,583
Prepaid expenses and other assets	24,284

Total Assets	325,702,027

Liabilities
Payable to broker for collateral for securities on loan	18,685,138
Payable for investments purchased	9,309,387
Loan payable	247,000
Payable for Fund shares purchased	243,493
Accrued expenses and other liabilities	204,195
Management fee payable	150,356
Distribution fee payable	80,135
Payable to custodian	6,075
Affiliated transfer agent fee payable	5,327
Trustees’ fees payable	2,187

Total Liabilities	28,933,293

Net Assets	$296,768,734

Net assets were comprised of:
Shares of beneficial interest, at par	$ 23,716
Paid-in capital in excess of par	246,127,723
Total distributable earnings (loss)	50,617,295

Net assets, February 28, 2023	$296,768,734

See Notes to Financial Statements.

26

Class A

Net asset value and redemption price per share,
($37,826,161 ÷ 3,112,871 shares of beneficial interest issued and outstanding)	$12.15
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.86

Class C

Net asset value, offering price and redemption price per share,
($3,700,081 ÷ 342,229 shares of beneficial interest issued and outstanding)	$10.81

Class R

Net asset value, offering price and redemption price per share,
($173,939,732 ÷ 13,807,810 shares of beneficial interest issued and outstanding)	$12.60

Class Z

Net asset value, offering price and redemption price per share,
($46,000,395 ÷ 3,649,914 shares of beneficial interest issued and outstanding)	$12.60

Class R6

Net asset value, offering price and redemption price per share,
($35,302,365 ÷ 2,802,906 shares of beneficial interest issued and outstanding)	$12.59

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    27

Statement of Operations

Year Ended February 28, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $3,603 foreign withholding tax)	$ 9,034,419
Income from securities lending, net (including affiliated income of $40,452)	40,769

Total income	9,075,188

Expenses
Management fee	2,640,995
Distribution fee(a)	1,575,325
Transfer agent’s fees and expenses (including affiliated expense of $51,372)(a)	329,789
Custodian and accounting fees	63,309
Shareholders’ reports	57,487
Registration fees(a)	55,401
Audit fee	24,000
Professional fees	23,034
Trustees’ fees	14,503
Miscellaneous	50,037

Total expenses	4,833,880
Less: Fee waiver and/or expense reimbursement(a)	(515,085)
Distribution fee waiver(a)	(493,730)

Net expenses	3,825,065

Net investment income (loss)	5,250,123

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $3,265)	10,344,622
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $14,297)	(34,337,254)

Net gain (loss) on investment transactions	(23,992,632)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(18,742,509)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	113,216	37,528	1,424,581	—	—
Transfer agent’s fees and expenses	49,078	6,379	244,631	28,872	829
Registration fees	14,204	10,001	5,101	10,153	15,942
Fee waiver and/or expense reimbursement	(64,156)	(6,380)	(322,905)	(73,475)	(48,169)
Distribution fee waiver	(18,869)	—	(474,861)	—	—

See Notes to Financial Statements.

28

Statements of Changes in Net Assets

	Year Ended February 28,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,250,123	$4,771,039
Net realized gain (loss) on investment transactions	10,344,622	56,536,815
Net change in unrealized appreciation (depreciation) on investments	(34,337,254)	1,701,240

Net increase (decrease) in net assets resulting from operations	(18,742,509)	63,009,094

Dividends and Distributions
Distributions from distributable earnings
Class A	(3,406,436)	(3,178,004)
Class C	(339,108)	(323,265)
Class R	(16,060,532)	(19,721,636)
Class Z	(4,305,745)	(4,828,433)
Class R6	(3,049,327)	(485,164)

	(27,161,148)	(28,536,502)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	119,478,555	84,458,609
Net asset value of shares issued in reinvestment of dividends and distributions	27,068,296	28,432,699
Cost of shares purchased	(172,637,027)	(134,228,320)

Net increase (decrease) in net assets from Fund share transactions	(26,090,176)	(21,337,012)

Total increase (decrease)	(71,993,833)	13,135,580

Net Assets:

Beginning of year	368,762,567	355,626,987

End of year	$296,768,734	$368,762,567

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    29

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.86	$12.74	$10.47	$12.19	$14.38
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.20	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investment transactions	(0.72)	2.21	2.29	(1.32)	(0.85)
Total from investment operations	(0.51)	2.41	2.48	(1.11)	(0.63)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.17)	(0.24)	(0.25)
Distributions from net realized gains	(0.97)	(1.05)	(0.04)	(0.37)	(1.31)
Total dividends and distributions	(1.20)	(1.29)	(0.21)	(0.61)	(1.56)
Net asset value, end of year	$12.15	$13.86	$12.74	$10.47	$12.19
Total Return(b):	(3.63)%	19.13%	24.05%	(9.86)%	(4.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,826	$38,102	$30,685	$27,769	$28,482
Average net assets (000)	$37,739	$36,266	$24,971	$32,667	$29,461
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.12%	1.12%	1.15%	1.13%	1.13%
Expenses before waivers and/or expense reimbursement	1.34%	1.34%	1.37%	1.35%	1.35%
Net investment income (loss)	1.62%	1.39%	1.89%	1.74%	1.66%
Portfolio turnover rate(d)	96%	73%	53%	56%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class C Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.48	$11.59	$9.56	$11.20	$13.34
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	0.07	0.08	0.11
Net realized and unrealized gain (loss) on investment transactions	(0.65)	2.00	2.07	(1.21)	(0.79)
Total from investment operations	(0.58)	2.06	2.14	(1.13)	(0.68)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.07)	(0.14)	(0.15)
Distributions from net realized gains	(0.97)	(1.05)	(0.04)	(0.37)	(1.31)
Total dividends and distributions	(1.09)	(1.17)	(0.11)	(0.51)	(1.46)
Net asset value, end of year	$10.81	$12.48	$11.59	$9.56	$11.20
Total Return(b):	(4.60)%	17.97%	22.62%	(10.82)%	(4.88)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,700	$3,977	$3,165	$3,007	$11,036
Average net assets (000)	$3,753	$3,661	$2,561	$4,593	$12,883
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.14%	2.09%	2.29%	2.13%	1.91%
Expenses before waivers and/or expense reimbursement	2.31%	2.26%	2.46%	2.30%	2.08%
Net investment income (loss)	0.59%	0.44%	0.76%	0.70%	0.88%
Portfolio turnover rate(d)	96%	73%	53%	56%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    31

Financial Highlights (continued)

Class R Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.32	$13.13	$10.78	$12.54	$14.74
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.17	0.19	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.74)	2.27	2.38	(1.36)	(0.87)
Total from investment operations	(0.55)	2.44	2.55	(1.17)	(0.67)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.16)	(0.22)	(0.22)
Distributions from net realized gains	(0.97)	(1.05)	(0.04)	(0.37)	(1.31)
Total dividends and distributions	(1.17)	(1.25)	(0.20)	(0.59)	(1.53)
Net asset value, end of year	$12.60	$14.32	$13.13	$10.78	$12.54
Total Return(b):	(3.79)%	18.91%	23.82%	(10.08)%	(4.34)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$173,940	$234,737	$240,673	$170,352	$212,712
Average net assets (000)	$189,944	$241,292	$197,850	$205,065	$226,245
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.33%	1.33%	1.33%	1.33%	1.33%
Expenses before waivers and/or expense reimbursement	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	1.39%	1.19%	1.69%	1.53%	1.47%
Portfolio turnover rate(d)	96%	73%	53%	56%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Class Z Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.33	$13.13	$10.78	$12.53	$14.73
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.25	0.23	0.26	0.27
Net realized and unrealized gain (loss) on investment transactions	(0.75)	2.28	2.37	(1.35)	(0.87)
Total from investment operations	(0.49)	2.53	2.60	(1.09)	(0.60)
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.21)	(0.29)	(0.29)
Distributions from net realized gains	(0.97)	(1.05)	(0.04)	(0.37)	(1.31)
Total dividends and distributions	(1.24)	(1.33)	(0.25)	(0.66)	(1.60)
Net asset value, end of year	$12.60	$14.33	$13.13	$10.78	$12.53
Total Return(b):	(3.34)%	19.58%	24.37%	(9.56)%	(3.77)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,000	$55,747	$80,486	$46,231	$56,971
Average net assets (000)	$49,467	$71,101	$53,264	$54,581	$64,057
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.81%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	0.95%	0.96%	0.98%	0.95%	0.95%
Net investment income (loss)	1.93%	1.69%	2.17%	2.07%	2.00%
Portfolio turnover rate(d)	96%	73%	53%	56%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund    33

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28/29,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.32	$13.13	$10.78	$12.53	$14.74
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.21	0.23	0.26	0.28
Net realized and unrealized gain (loss) on investment transactions	(0.77)	2.31	2.37	(1.35)	(0.89)
Total from investment operations	(0.49)	2.52	2.60	(1.09)	(0.61)
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.21)	(0.29)	(0.29)
Distributions from net realized gains	(0.97)	(1.05)	(0.04)	(0.37)	(1.31)
Total dividends and distributions	(1.24)	(1.33)	(0.25)	(0.66)	(1.60)
Net asset value, end of year	$12.59	$14.32	$13.13	$10.78	$12.53
Total Return(b):	(3.34)%	19.52%	24.37%	(9.56)%	(3.85)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,302	$36,200	$618	$356	$26,223
Average net assets (000)	$49,222	$13,569	$362	$7,619	$31,006
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.81%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	0.90%	0.98%	4.98%	1.02%	0.89%
Net investment income (loss)	2.07%	1.37%	2.15%	2.12%	2.01%
Portfolio turnover rate(d)	96%	73%	53%	56%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Large-Cap Value Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Quant Solutions Large-Cap Value Fund    35

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

36

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

PGIM Quant Solutions Large-Cap Value Fund    37

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

38

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 28, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.80% to $1 billion of average daily net assets;	0.80%
0.75% over $1 billion of average daily net assets

The Manager has contractually agreed, through June 30, 2024, to waive and/or reimburse up to 0.17% of fees and expenses from the Fund to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% of the Fund’s average daily assets on an annualized basis. This contractual limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purposes of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

PGIM Quant Solutions Large-Cap Value Fund    39

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through June 30, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended February 28, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$26,728	$438
C	—	208

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Money Market Fund. In addition to the realized and unrealized gains on investments in the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Income from securities lending, net”.

40

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 28, 2023, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 28, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$314,711,807	$361,213,658

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)

$22,667,202	$359,463,776	$363,363,004	$14,297	$3,265	$18,785,536	18,791,173	$40,452(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2023, the tax character of dividends paid by the Fund were $10,687,329 of ordinary income and $16,473,819 of long-term capital gains. For the year ended February 28, 2022, the tax character of dividends paid by the Fund were $26,726,007 of ordinary income $1,810,495 of long-term capital gains.

As of February 28, 2023, the accumulated undistributed earnings on a tax basis were $924,734 of ordinary income and $7,661,262 of long-term capital gains.

PGIM Quant Solutions Large-Cap Value Fund    41

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$272,094,672	$55,853,883	$(13,822,584)	$42,031,299

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into five classes, designated Class A, Class C, Class R, Class Z and Class R6.

42

As of February 28, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	36,111	1.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	3	87.4

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended February 28, 2023:
Shares sold	569,866	$ 7,487,708
Shares issued in reinvestment of dividends and distributions	278,019	3,350,133
Shares purchased	(522,694)	(6,676,851)
Net increase (decrease) in shares outstanding before conversion	325,191	4,160,990
Shares issued upon conversion from other share class(es)	48,082	640,333
Shares purchased upon conversion into other share class(es)	(9,453)	(122,185)
Net increase (decrease) in shares outstanding	363,820	$ 4,679,138

Year ended February 28, 2022:
Shares sold	504,706	$ 7,137,978
Shares issued in reinvestment of dividends and distributions	231,977	3,113,129
Shares purchased	(371,429)	(5,260,895)
Net increase (decrease) in shares outstanding before conversion	365,254	4,990,212
Shares issued upon conversion from other share class(es)	13,988	202,258
Shares purchased upon conversion into other share class(es)	(37,953)	(532,995)
Net increase (decrease) in shares outstanding	341,289	$ 4,659,475

Class C
Year ended February 28, 2023:
Shares sold	87,744	$ 1,033,356
Shares issued in reinvestment of dividends and distributions	30,986	333,104
Shares purchased	(67,117)	(766,474)
Net increase (decrease) in shares outstanding before conversion	51,613	599,986
Shares purchased upon conversion into other share class(es)	(28,006)	(324,090)
Net increase (decrease) in shares outstanding	23,607	$ 275,896

PGIM Quant Solutions Large-Cap Value Fund    43

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended February 28, 2022:
Shares sold	113,357	$1,458,597
Shares issued in reinvestment of dividends and distributions	26,183	316,818
Shares purchased	(70,122)	(896,154)
Net increase (decrease) in shares outstanding before conversion	69,418	879,261
Shares purchased upon conversion into other share class(es)	(23,790)	(307,515)
Net increase (decrease) in shares outstanding	45,628	$571,746

Class R
Year ended February 28, 2023:
Shares sold	754,602	$9,345,593
Shares issued in reinvestment of dividends and distributions	1,284,843	16,060,532
Shares purchased	(4,622,258)	(62,660,520)
Net increase (decrease) in shares outstanding	(2,582,813)	$(37,254,395)

Year ended February 28, 2022:
Shares sold	641,739	$9,404,663
Shares issued in reinvestment of dividends and distributions	1,421,892	19,721,636
Shares purchased	(4,006,251)	(57,208,039)
Net increase (decrease) in shares outstanding	(1,942,620)	$(28,081,740)

Class Z
Year ended February 28, 2023:
Shares sold	299,145	$4,058,809
Shares issued in reinvestment of dividends and distributions	342,307	4,275,409
Shares purchased	(868,337)	(11,598,747)
Net increase (decrease) in shares outstanding before conversion	(226,885)	(3,264,529)
Shares issued upon conversion from other share class(es)	12,201	160,468
Shares purchased upon conversion into other share class(es)	(26,040)	(364,591)
Net increase (decrease) in shares outstanding	(240,724)	$(3,468,652)

Year ended February 28, 2022:
Shares sold	1,646,528	$23,973,739
Shares issued in reinvestment of dividends and distributions	346,028	4,795,953
Shares purchased	(1,183,183)	(17,499,998)
Net increase (decrease) in shares outstanding before conversion	809,373	11,269,694
Shares issued upon conversion from other share class(es)	45,070	651,161
Shares purchased upon conversion into other share class(es)	(3,094,001)	(46,076,756)
Net increase (decrease) in shares outstanding	(2,239,558)	$(34,155,901)

44

Share Class	Shares	Amount

Class R6
Year ended February 28, 2023:
Shares sold	7,072,921	$97,553,089
Shares issued in reinvestment of dividends and distributions	244,320	3,049,118
Shares purchased	(7,043,196)	(90,934,435)
Net increase (decrease) in shares outstanding before conversion	274,045	9,667,772
Shares issued upon conversion from other share class(es)	831	11,712
Shares purchased upon conversion into other share class(es)	(116)	(1,647)
Net increase (decrease) in shares outstanding	274,760	$9,677,837

Year ended February 28, 2022:
Shares sold	2,920,099	$42,483,632
Shares issued in reinvestment of dividends and distributions	35,030	485,163
Shares purchased	(3,567,105)	(53,363,234)
Net increase (decrease) in shares outstanding before conversion	(611,976)	(10,394,439)
Shares issued upon conversion from other share class(es)	3,093,620	46,072,372
Shares purchased upon conversion into other share class(es)	(574)	(8,525)
Net increase (decrease) in shares outstanding	2,481,070	$35,669,408

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

PGIM Quant Solutions Large-Cap Value Fund    45

Notes to Financial Statements (continued)

The Fund utilized the SCA during the year ended February 28, 2023. The average daily balance for the 18 days that the Fund had loans outstanding during the period was approximately $3,898,889, borrowed at a weighted average interest rate of 2.71%. The maximum loan outstanding amount during the period was $19,770,000. At February 28, 2023, the Fund had an outstanding loan balance of $247,000.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its

46

affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long- term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

PGIM Quant Solutions Large-Cap Value Fund    47

Notes to Financial Statements (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Quant Solutions Large-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Large-Cap Value Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the three years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions Large-Cap Value Fund    49

Tax Information (unaudited)

We are advising you that during the year ended February 28, 2023, the Fund reports the maximum amount allowed per share but not less than $0.72 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Quant Solutions Large-Cap Value Fund	56.97%	57.07%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	Chief Executive Officer (CEO) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions Large-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Quant Solutions Large-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Quant Solutions Large-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

PGIM Quant Solutions Large-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

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Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Quant Solutions Large-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Large-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS LARGE-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	SUVAX	SUVCX	PRVRX	SUVZX	SUVQX

CUSIP	74440K108	74440K306	74440K736	74440K405	74440K538

MF502E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended February 28, 2023 and February 28, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $108,000 and $108,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)  Audit-Related Fees

For the fiscal years ended February 28, 2023 and February 28, 2022: none.

(c)  Tax Fees

For the fiscal years ended February 28, 2023 and February 28, 2022: none.

(d)  All Other Fees

For the fiscal years ended February 28, 2023 and February 28, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage	of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit
committee	pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended February 28, 2023	Fiscal Year Ended February 28, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2023 and February 28, 2022 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i)	Not applicable.

(j)	Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/Andrew R. French
Andrew R. French
Secretary

Date:	April 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 17, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	April 17, 2023